SERIES 2000-1 SUPPLEMENT, dated as of December
7, 2000 (this "Series Supplement") by and among PRIME
RECEIVABLES CORPORATION, a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "Transferor"), FDS BANK ("FDS"), a feder ally chartered savings bank organized and existing under the laws of the United States, as Servicer (the
"Servicer"), and THE CHASE MANHATTAN BANK, a banking corporation organized and existing under the laws of the State of New York as trustee (together with its succes sors in trust thereunder as provided in the Agreement referred to below, the "Trustee") under the Amended and Restated Pooling and Servicing Agreement dated as of December 15, 1992, as amended and supplemented from time to time (the "Agreement") among the Transferor, Federated
Department Stores, Inc., a corporation organized and existing under the laws of Delaware ("Federated"), and the Trustee as further amended by the Assumption Agree ment dated as of September 15, 1993 among the Transferor, Federated, the Trustee and FDS.

          Section 6.09 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, one or more
Series of Certificates.

          Pursuant to this Series Supplement, the Trans feror and the Trustee shall create a new Series of Inves tor Certificates and shall specify the Principal Terms thereof.

        .1. Designation. There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "Series 2000-1 Certificates." The Series 2000-1 Certificates shall be issued in three Classes, which shall be designated generally as the Class A Certificates, Series 2000-1 (the
"Class A Certificates"), the Class B Certificates, Series
2000-1 (the "Class B Certificates") and the Class C
Certificates, Series 2000-1 (the "Class C Certificates").

         2.  Definitions.  In the event
that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern with respect to the Series 2000-1 Certificates. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement.
Each capitalized term defined herein shall relate only to the Series 2000-1 Certificates and no other Series of Certificates issued by the Trust.

          "Accumulation Date" shall mean the first day of the November 2004 Monthly Period.

          "Accumulation Period" shall mean, with respect to the Class A Certificates, the period commencing on the Accumulation Date, or such later date as may be specified by the Servicer in accordance with Section 4.16 of the Agreement, and continuing to and including the earlier of
(a) the calendar day immediately preceding the first day of the Early Amortization Period and (b) the date of the termination of the Trust pursuant to Section 12.01 of the Agreement.

          "Accumulation Period Length" shall have the meaning specified in Section 4.16 of the Agreement.

          "Additional Interest" shall mean, at any time of determination, the sum of Class A Additional Interest, Class B Additional Interest and Class C Additional Inter est.

          "Adjusted Principal Receivables Amount" shall mean, on any date of determination, the product of (x) the aggregate amount of Principal Receivables at the end of the day immediately prior to such date of determina tion and (y) one minus the Foreign Receivables Excess
Percentage for such date of determination.

          "Adjusted Transferor Interest" shall mean, on any date of determination, the Adjusted Principal Receiv ables Amount at the end of the day immediately prior to such date of determination plus all amounts on deposit in the Excess Funding Account (but not including investment earnings on such amount), minus the Aggregate Invested
Amount at the end of such day.

          "Amortization Period Commencement Date" shall mean the earlier of (i) the Accumulation Date, or such later date as may be specified by the Servicer in accor dance with Section 4.16 of the Agreement, and (ii) the Pay Out Commencement Date.

          "Annual Portfolio Turnover Rate" shall mean with respect to any Business Day during a Monthly Period the aggregate amount of credit sales of the Originators arising under Accounts during each of the twelve Monthly
Periods ending on the last day of the second preceding
Monthly Period divided by the average of the aggregate
Outstanding Balances of Receivables as of the last day of each such Monthly Period.

          "Available Series 2000-1 Finance Charge Collec tions" shall have the meaning specified in subsection
4.09(a) of the Agreement.

          "Base Rate" shall mean the sum of (a) the weighted average of the Class A Certificate Rate, the Class B Certificate Rate and the Class C Certificate Rate plus (b) the Series Servicing Fee Percentage per annum.

          "Carryover Class A Monthly Interest" shall mean on any Business Day in a Monthly Period (a) any Class A
Monthly Interest with respect to any Interest Accrual
Period beginning in a prior Monthly Period which has not previously been deposited in the Interest Funding Account or paid on any previous Distribution Date plus (b) any Class A Additional Interest.

          "Carryover Class B Monthly Interest" shall mean on any Business Day in a Monthly Period (a) any Class B
Monthly Interest with respect to any Interest Accrual
Period beginning in a prior Monthly Period which has not previously been deposited in the Interest Funding Account or paid on any previous Distribution Date plus (b) any Class B Additional Interest.

          "Carryover Class C Monthly Interest" shall mean on any Business Day in a Monthly Period (a) any Class C
Monthly Interest with respect to any Interest Accrual
Period beginning in a prior Monthly Period which has not previously been deposited in the Interest Funding Account or paid on any previous Distribution Date plus (b) any Class C Additional Interest.

          "Carryover Discount Amount" means for Series
2000-1 for any Business Day the excess, if any, of (a) the sum of (i) the product of the Discount Allocation
Percentage and the Discount Amount and (ii) the Carryover
Discount Amount for Series 2000-1 for the preceding
Business Day over (b) the amount of Principal Collections added to Total Finance Charge Collections for Series 2000-
1 on such preceding Business Day.

          "Class A Additional Interest" shall have the meaning specified in subsection 4.06(a) of the Agreement.

          "Class A Adjusted Invested Amount" shall mean for any Business Day an amount equal to the Class A
Invested Amount minus the aggregate principal amount on deposit in the Principal Funding Account on such Business
Day.

          "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

          "Class A Certificateholders' Interest" shall mean the portion of the Series 2000-1 Certificateholders'
Interest evidenced by the Class A Certificates.

          "Class A Certificate Rate" shall mean 6.70% per annum, calculated on the basis of a 360-day year of twelve 30-day months.

          "Class A Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

          "Class A Expected Final Payment Date" shall mean the November 2005 Distribution Date.

          "Class A Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A Adjusted Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the amount of Principal
Receivables in the Trust and the amounts on deposit in the Excess Funding Account as of the end of the preceding
Business Day and (b) the sum of the numerators used to calculate investor percentages with respect to all Classes of all Series then outstanding on such Business
Day.

          "Class A Initial Invested Amount" shall mean the aggregate initial principal amount of the Class A
Certificates, which is $400,000,000.

          "Class A Interest Shortfall" shall have the meaning specified in subsection 4.06(a) of the Agreement.

          "Class A Invested Amount" shall mean, when used with respect to any Business Day, an amount (not less than zero) equal to (a) the Class A Initial Invested
Amount, minus (b) the aggregate amount of principal payments made to Class A Certificateholders prior to such Business Day, and minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Business Days over Class A Investor Charge-Offs reimbursed pursuant to subsection 4.09(a)(v) of the Agreement prior to such Business Day and, with respect to such subsection, pursuant to subsections 4.10(a) and (b) and subsections 4.15 (a) and (b).

          "Class A Investor Charge-Off" shall have the meaning specified in subsection 4.13(d) of the Agreement.

          "Class A Monthly Interest" shall mean the monthly interest distributable in respect of the Class A
Certificates as calculated in accordance with subsection
4.06(a) of the Agreement.

          "Class A Monthly Principal" shall mean the monthly principal distributable in respect of the Class A
Certificates as calculated in accordance with subsection
4.07(a) of the Agreement.

          "Class A Required Amount" shall mean, with respect to any Distribution Date, the amount, if any, by which the aggregate amount to be paid pursuant to subsec tions 4.09(a)(i) and (v) of the Agreement, and the Class
A Required Amount Percentage of the amounts described in subsections 4.09(a)(iii)(y) and (iv)(y) of the Agreement, for each Business Day during the related Monthly Period, exceeds the sum of Available Series 2000-1 Finance Charge
Collections, Transferor Finance Charge Collections and
Excess Finance Charge Collections on each Business Day during the related Monthly Period applied with respect thereto.

          "Class A Required Amount Percentage" shall mean, with respect to any Distribution Date, the percent age equivalent of a fraction the numerator of which is the weighted average Class A Invested Amount for each day in the preceding Monthly Period and the denominator of which is the weighted average Invested Amount for each day in the preceding Monthly Period.

          "Class B Additional Interest" shall have the meaning specified in subsection 4.06(b) of the Agreement.

          "Class B Certificate Rate" shall mean 7.00% per annum, calculated on the basis of a 360-day year of twelve 30-day months.

          "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

          "Class B Certificateholders' Interest" shall mean the portion of the Series 2000-1 Certificateholders'
Interest evidenced by the Class B Certificates.

          "Class B Expected Final Payment Date" shall mean the December 2005 Distribution Date.

          "Class B Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

          "Class B Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class B
Invested Amount at the end of the last day of the Revolv ing Period and the denominator of which is the greater of
(a) the sum of the aggregate amount of Principal Receiv ables and the amount on deposit in the Excess Funding
Account as of the end of the preceding Business Day and
(b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Receiv ables for all Classes of all Series outstanding on such Business Day; provided, however, that, because the Cer tificates are subject to being paired with a future prefunded Series, if a Pay Out Event occurs with respect to either Series during the Accumulation Period, and if at such time the Certificates are paired with a prefunded
Series, and if the Trustee shall have received written notice from each Rating Agency that such action will not cause a reduction or withdrawal of such Rating Agency's rating of any outstanding Series with respect to which it is a Rating Agency, the numerator will be reset to equal the Class B Invested Amount at the end of the last day prior to the occurrence of such Pay Out Event.

          "Class B Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount as of the end of the preceding
Business Day and the denominator of which is the greater of (a) the sum of the amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding
Account as of the end of the preceding Business Day and
(b) the sum of the numerators used to calculate investor percentages with respect to all Classes of all Series then outstanding on such Business Day.

          "Class B Initial Invested Amount" shall mean the aggregate initial principal amount of the Class B
Certificates, which is $38,100,000.

          "Class B Interest Shortfall" shall have the meaning specified in subsection 4.06(b) of the Agreement.

          "Class B Invested Amount" shall mean, when used with respect to any Business Day, an amount (not less than zero) equal to (a) the Class B Initial Invested
Amount, minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such Business Day, minus (c) the aggregate amount of Class B
Investor Charge-Offs for all prior Business Days, minus
(d) the aggregate amount of Reallocated Class B Principal
Collections for which the Class C Invested Amount has not been reduced for all prior Distribution Dates, and plus
(e) the sum of the aggregate amount allocated to the Class B Certificates and applied on all prior Business
Days pursuant to subsection 4.09(a)(vi) of the Agreement and, with respect to such subsection, pursuant to subsec tions 4.10(a), (b) and (c) and 4.15(a) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

          "Class B Investor Charge-Offs" shall have the meaning specified in subsection 4.13(c) of the Agreement.

          "Class B Monthly Interest" shall mean the monthly interest distributable in respect of the Class B
Certificates as calculated in accordance with subsection
4.06(b) of the Agreement.

          "Class B Monthly Principal" shall mean the monthly principal distributable in respect of the Class B
Certificates as calculated in accordance with subsection
4.07(b) of the Agreement.

          "Class B Principal Payment Commencement Date" shall mean the earlier of (a) (i) during the Accumulation
Period, the Class B Expected Final Payment Date or (ii) during any Early Amortization Period, the Distribution
Date on which the Class A Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 2000-1 Investor Certificates remaining after payments have been made to the Class A Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested
Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.04(d), 9.02, 10.02, 12.01 or 12.02 of the Agreement and Section 1.3(a) of this Series Supple ment.

          "Class B Required Amount" shall mean with respect to any Distribution Date the amount, if any, by which the aggregate amount to be paid pursuant to subsec tions 4.09(a)(ii) and (vi) of the Agreement and the Class
B Required Amount Percentage of the amounts described in subsections 4.09(a)(iii)(y) and (iv)(y) of the Agreement, for each Business Day during the related Monthly Period, exceeds the sum of Available Series 2000-1 Finance Charge
Collections, Transferor Finance Charge Collections,
Excess Finance Charge Collections and the Transferor
Subordination Amount on each Business Day during the related Monthly Period applied with respect thereto.
          "Class B Required Amount Percentage" shall mean, with respect to any Distribution Date, the percent age equivalent of a fraction the numerator of which is the weighted average Class B Invested Amount for each day in the preceding Monthly Period and the denominator of which is the weighted average Invested Amount for each day in the preceding Monthly Period.

          "Class C Additional Interest" shall have the meaning specified in subsection 4.06(c) of the Agreement.

          "Class C Certificateholder" shall mean the Person in whose name a Class C Certificate is registered in the Certificate Register.

          "Class C Certificateholders' Interest" shall mean the portion of the Series 2000-1 Certificateholders'
Interest evidenced by the Class C Certificates.

          "Class C Certificate Rate" shall mean 0% per annum, calculated on the basis of a 360-day year of twelve 30-day months.

          "Class C Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3 hereto.

          "Class C Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class C
Invested Amount at the end of the last day of the Revolv ing Period and the denominator of which is the greater of
(a) the sum of the aggregate amount of Principal Receiv ables and the amount on deposit in the Excess Funding
Account as of the end of the preceding Business Day and
(b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Receiv ables for all Classes of all Series outstanding on such Business Day; provided, however, that, because the Cer tificates are subject to being paired with a future prefunded Series, if a Pay Out Event occurs with respect to either Series during the Accumulation Period, and if at such time the Certificates are paired with a prefunded
Series, and if the Trustee shall have received written notice from each Rating Agency that such action will not cause a reduction or withdrawal of such Rating Agency's rating of any outstanding Series with respect to which it is a Rating Agency, the numerator will be reset to equal the Class C Invested Amount at the end of the last day prior to the occurrence of such Pay Out Event.

          "Class C Floating Allocation Percentage" shall mean with respect to any Business Day the percentage equivalent of a fraction, the numerator of which is the Class C Invested Amount as of the end of the preceding
Business Day and the denominator of which is the greater of (a) the sum of amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding
Account at the end of the preceding Business Day and (b) the sum of the numerators used to calculate investor percentages with respect to all Classes of all Series then outstanding on such Business Day.

          "Class C Initial Invested Amount" shall mean the aggregate initial principal amount of the Class C
Certificates, which is $38,100,000.

          "Class C Interest Shortfall" shall have the meaning specified in subsection 4.06(c) of the Agreement.

          "Class C Invested Amount" shall mean, when used with respect to any Business Day, an amount (not less than zero) equal to (a) the Class C Initial Invested
Amount, minus (b) the aggregate amount of principal payments made to Class C Certificateholders prior to such Business Day, minus (c) the aggregate amount of Class C
Investor Charge-Offs for all prior Business Days, minus
(d) the aggregate amount of Reallocated Principal Collec tions for all prior Distribution Dates, and plus (e) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection
4.09(a)(viii) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

          "Class C Investor Charge-Offs" shall have the meaning specified in subsection 4.13(a) of the Agreement.

          "Class C Monthly Interest" shall mean the monthly interest distributable in respect of the Class C
Certificates as calculated in accordance with subsection
4.06(c) of the Agreement.
          "Class C Monthly Principal" shall mean the monthly principal distributable in respect of the Class C
Certificates as calculated in accordance with subsection
4.07(c) of the Agreement.

          "Class C Principal Payment Commencement Date" shall mean the earlier of (a) the Distribution Date on which the Class B Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 2000-1 Investor Certificates remaining after payments have been made to the Class B Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class B Invested
Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.04(d), 9.02, 10.02, 12.01 and 12.02 of the Agreement and Section 3 of this Series Supplement.

          "Closing Date" shall mean December 7, 2000.

          "Controlled Accumulation Amount" shall mean
$33,333,334; provided, however, that, if the Accumulation
Period is modified pursuant to Section 4.16 of the Agree ment, (i) the Controlled Accumulation Amount for each Distribution Date with respect to the Accumulation Period shall mean the amount determined in accordance with
Section 4.16 of the Agreement on the date on which the Accumulation Period has most recently been modified and
(ii) the sum of the Controlled Accumulation Amounts for all Distribution Dates with respect to the modified
Accumulation Period shall not be less than the Class A
Invested Amount.

          "Controlled Deposit Amount" shall mean, with respect to any Distribution Date with respect to the Accumulation Period, the sum of the Controlled Accumula tion Amount and any Deficit Controlled Accumulation
Amount for the preceding Distribution Date.

          "Deficit Controlled Accumulation Amount" shall initially mean zero and with respect to any Distribution
Date thereafter shall mean the excess, if any, of the Controlled Deposit Amount for such Distribution Date over the Net Principal Collections received during the related
Monthly Period, together with the aggregate amount of Shared Principal Collections received during the related
Monthly Period and allocable to the Class A Certificates, each to the extent available for the benefit of the Class
A Certificateholders on such Distribution Date.

          "Discount Allocation Percentage" shall mean, with respect to Series 2000-1 and any Business Day, the percentage equivalent of a fraction the numerator of which is the Series Discount Factor with respect to Series 2000-1 and the denominator of which is the Dis count Factor on such Business Day.

          "Discount Amount" shall mean for any Business
Day the Discount Factor multiplied by the Outstanding
Balance of all Receivables transferred to the Trust on such Business Day.

          "Discount Factor" shall mean for any Business
Day an amount equal to the sum of each Series Discount
Factor for all Series then outstanding on such Business
Day.

          "Discount Trigger Event" shall mean for any Business Day the Discount Factor for the second preceding
Monthly Period being in excess of zero and the Rating
Agencies having consented in writing (a copy of which is delivered to the Trustee) to the discounting of purchases of Receivables on or prior to such Business Day and having not revoked such consent.

          "Distribution Date" shall mean January 16, 2001 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

          "Early Amortization Period" shall mean the period commencing on the earlier of (a) the Pay Out
Commencement Date and (b) the Class A Expected Final
Payment Date if the Class A Invested Amount has not been paid in full on such date, or the Class B Expected Final
Payment Date if the Class B Invested Amount has not been paid in full on such date, and ending on the earlier to occur of (i) the date of termination of the Trust pursu ant to Section 12.01 of the Agreement and (ii) the Series
2000-1 Termination Date.

          "Enhancement" shall mean, with respect to the Class A Certificates, the subordination of the Class B
Invested Amount and the Class C Invested Amount and with respect to the Class B Certificates, the subordination of the Class C Invested Amount and the Transferor Subordina tion Amount, in each case, to the extent provided in
Article IV of the Agreement.

          "Excess Finance Charge Collections" shall mean, with respect to any Business Day, as the context re quires, either (x) the amount described in subsection
4.09(a)(ix) of the Agreement allocated to the Series 2000-
1 Certificates but available to cover shortfalls in amounts paid from Total Finance Charge Collections for other Series, if any, or (y) the aggregate amount of Total Finance Charge Collections allocable to other
Series in excess of the amounts necessary to make re quired payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series
2000-1 Certificates.

          "Finance Charge Collections" shall have the meaning specified in subsection 4.05(b) of the Agreement.

          "Fixed/Floating Allocation Percentage" shall mean for any Business Day (i) with respect to Principal
Collections, the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators used to calculate the investor percentages with respect to Principal Receivables with respect to all Classes of all Series then outstanding on such Business
Day; provided, however, that if the Series 2000-1 Certif icates are paired with a prefunded Series during or prior to the Accumulation Period for the Series 2000-1 Certifi cates and a Pay Out Event occurs with respect to either
Series, and if the Trustee shall have received written notice from each Rating Agency that such action will not cause a reduction or withdrawal of such Rating Agency's rating of any outstanding Series with respect to which it is a rating agency, the numerator for the Series 2000-1
Certificates shall be reset to the Invested Amount at the end of the last day prior to such Pay Out Event; and (ii) with respect to Finance Charge Collections on and after the Pay Out Commencement Date, the percentage equivalent of a fraction, the numerator of which is the Invested
Amount at the end of the Business Day preceding the Pay
Out Commencement Date and the denominator of which is the greater of (a) the sum of the aggregate amount of Princi pal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the end of the preceding
Business Day and (b) the sum of the numerators used to calculate the investor percentages with respect to Fi nance Charge Collections with respect to all Classes of all Series then outstanding on such Business Day.

          "Floating Allocation Percentage" shall mean for any Business Day the sum of the applicable Class A Float ing Allocation Percentage, Class B Floating Allocation
Percentage and Class C Floating Allocation Percentage for such Business Day.

          "Foreign Receivables Determination Date" shall mean the Date of Determination in each of the January, April, July and October Monthly Periods on which the
Yield Factor and the Finance Charge Receivable Factor are determined.

          "Foreign Receivables Excess Percentage" shall mean, on any date of determination, the percentage deter mined on the preceding Foreign Receivables Determination
Date (or on such Business Day with respect to each For eign Receivables Determination Date) equal to the excess, if any, of (x) the percentage equivalent of a fraction the numerator of which is the aggregate amount of Princi pal Receivables in Accounts the obligor for which has a billing address that is not located in the United States or its territories or possessions, or is not a United
States military address and the denominator of which is the aggregate amount of Principal Receivables in each case as determined on the last day of the Monthly Period preceding the applicable Foreign Receivables Determina tion Date over (y) 1% (or such higher percentage as may be designated by the Transferor upon receipt by the Trustee of written confirmation from each Rating Agency to the effect that the then current rating of any Series or any class of any Series will not by reduced or with drawn as a result of such higher percentage).

          "Initial Invested Amount" shall mean an amount equal to the sum of the Class A Initial Invested Amount, the Class B Initial Invested Amount and the Class C
Initial Invested Amount.
          "Interest Accrual Period" shall mean, with respect to a Distribution Date, the period from and including the preceding Distribution Date (or, with respect to the initial Interest Accrual Period, from and including the Closing Date) to and excluding such Distri bution Date, which shall be deemed to be a 30-day period
(or, with respect to the initial Interest Accrual Period, a 38-day period).

          "Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to the sum of (a) the Class A Adjusted Invested Amount as of such
Business Day, (b) the Class B Invested Amount as of such
Business Day, and (c) the Class C Invested Amount as of such Business Day.

          "Investor Certificateholder" shall mean the
Holder of record of an Investor Certificate of Series
2000-1.

          "Investor Certificates" shall mean the Class A
Certificates, the Class B Certificates, and the Class C
Certificates.

          "Investor Charge-Offs" shall mean the sum of Class A Investor Charge-Offs, Class B Investor Charge-
Offs, and Class C Investor Charge-Offs.

          "Investor Default Amount" shall mean, with respect to each Business Day, an amount equal to the product of the Default Amount for such Business Day and the Floating Allocation Percentage applicable for such Business Day.

          "Investor Percentage" shall mean for any Busi ness Day, (a) with respect to Receivables in Defaulted
Accounts at any time, Finance Charge Collections prior to the Pay Out Commencement Date or Principal Receivables during the Revolving Period, the Floating Allocation
Percentage and (b) with respect to Finance Charge Collec tions on and after the Pay Out Commencement Date or Principal Receivables during the Amortization Period, the
Fixed/Floating Allocation Percentage.

          "Issuance Date" shall mean the Closing Date.

          "Minimum Transferor Percentage" shall mean (i) for the period from and including the January Monthly
Period to and including the October Monthly Period, 10.5%; (ii) for the November Monthly Period, 11.5%; and
(iii) for the December Monthly Period, 13.5%; provided, however, that such percentage may be adjusted from time to time upon written notice from the Transferor to the Trustee if each Rating Agency initially contracted to rate the Class A Certificates, the Class B Certificates, and the Class C Certificates shall have been notified of such amendment and shall have provided notice to the Trustee or the Servicer that such action would not result in a reduction or withdrawal of its rating of the Class A
Certificates, the Class B Certificates, or, if applica ble, the Class C Certificates, and such action shall not, as evidenced by an Opinion of Counsel, cause the Trust to be characterized for Federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse effect on the Federal income taxa tion of any outstanding Series of Investor Certificates or any Certificate Owner.

          "Monthly Period" shall have the meaning speci fied in the Agreement, except that the first Monthly
Period with respect to the Series 2000-1 Certificates shall begin on and include the Closing Date and shall end on and include December 30, 2000.

          "Monthly Servicing Fee" shall mean for any Monthly Period, an amount equal to the product of (i) one-twelfth, (ii) the Series Servicing Fee Percentage, and
(iii) the Invested Amount as of the preceding Record
Date, or, in the case of the first Distribution Date, the Initial Invested Amount.

          "Net Finance Charge Portfolio Yield" shall mean, for any Series with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is the amount of Finance Charge Col lections allocable to such Series for such Monthly Pe riod, calculated on a cash basis after subtracting the Investor Default Amount applicable to such Series for such Monthly Period, and the denominator of which is the average daily Invested Amount of such Series during the preceding Monthly Period.

          "Net Principal Collections" shall mean, for any Series on any Business Day, (i) the product, during the Revolving Period, of the Floating Allocation Percentage for such Series and, during the Accumulation Period or the Early Amortization Period, the Fixed/Floating Alloca tion Percentage for such Series and the amount of Princi pal Collections on such Business Day minus on or after the occurrence and during the continuance of a Discount
Trigger Event (ii) the lesser of (a) the sum of (x) the product of the Discount Allocation Percentage for such Series and the Discount Amount for such Business Day and
(y) the Carryover Discount Amount for such Series for such Business Day and (b) the amount determined in clause
(i).

          "Pay Out Commencement Date" shall mean the earlier of the date on which (i) a Trust Pay Out Event is deemed to occur pursuant to Section 9.01 of the Agreement or (ii) a Series 2000-1 Pay Out Event is deemed to occur pursuant to Section 1.8 of this Series Supplement.

          "Pay Out Event" shall mean either (i) a Trust
Pay Out Event pursuant to Section 9.01 of the Agreement or (ii) a Series 2000-1 Pay Out Event.

          "Portfolio Yield" shall mean for the Series
2000-1 Certificates, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (i) the aggregate Total Finance Charge Collections for such Monthly Period, calculated on a cash basis plus (ii)(a) the interest and other investment income earned from amounts on deposit in the Principal Funding Account for each day during such Monthly Period which shall be avail able on the related Distribution Date and (b) amounts allocated to Certificateholders pursuant to Subsection
4.10(a) hereof with respect to each Business Day in such Monthly Period minus the aggregate Investor Default
Amount for such Monthly Period, and the denominator of which is the sum of (i) the average daily Invested Amount for such Monthly Period and (ii) the average amount on deposit in the Principal Funding Account on each day during the preceding Monthly Period.

          "Principal Funding Account" shall have the meaning specified in subsection 4.08(a) of the Agreement.

          "Principal Shortfalls" shall mean, as the context requires, either (x) (i) on any Business Day during the Accumulation Period the amount by which the Controlled Deposit Amount for the then current Monthly
Period exceeds the amount deposited in the Principal
Funding Account from the Fixed/Floating Allocation Per centage of Principal Collections on such Business Day and the amount deposited in the Principal Funding Account on all previous Business Days during such Monthly Period pursuant to subsection 4.09(c)(i) of the Agreement or
(ii) on any Business Day during the Early Amortization
Period and on and after the Class B Principal Payment
Commencement Date the Invested Amount of the class then receiving principal payments or (y) the amounts specified as such in the Supplement for any other Series.

          "Rating Agency" shall mean each of Moody's
Investors Service, Inc. and Standard & Poor's Ratings
Service.

          "Reallocated Class B Principal Collections" shall have the meaning specified in subsection 4.15(b) of the Agreement.

          "Reallocated Class C Principal Collections" shall have the meaning specified in subsection 4.15(a) of the Agreement.

          "Reallocated Principal Collections" shall mean the sum of Reallocated Class B Principal Collections and
Reallocated Class C Principal Collections.

          "Required Amount" shall have the meaning speci fied in Section 4.10(b) of the Agreement.

          "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the Amortization Period Commencement Date.

          "Scheduled Series 2000-1 Termination Date" shall mean the October 2009 Distribution Date.

          "Series 2000-1" shall mean the Series of the Prime Credit Card Master Trust represented by the Series
2000-1 Certificates.

          "Series 2000-1 Certificateholder" shall mean the holder of record of any Series 2000-1 Investor Cer tificate.

          "Series 2000-1 Certificateholders' Interest" shall have the meaning specified in Section 4.04 of the Agreement.

          "Series 2000-1 Pay Out Event" shall have the meaning specified in Section 1.8 of this Series Supple ment.

          "Series 2000-1 Termination Date" shall mean the earlier to occur of (i) the day after the Distribution
Date on which the Series 2000-1 Certificates are paid in full, or (ii) the Scheduled Series 2000-1 Termination
Date.

          "Series Discount Factor" shall mean with re spect to Series 2000-1 for any Business Day the amount for Series 2000-1, if any, calculated as of the second preceding Monthly Period, by which either (x) (a) the product of (i) the Base Rate plus one-half of one percent minus the Net Finance Charge Portfolio Yield divided by the Annual Portfolio Turnover Rate and (ii) the Floating
Allocation Percentage exceeds (b) zero or, (y) solely at the option of the Transferor, the amount by which (a) the product of (i) the Base Rate plus one percent minus the Net Finance Charge Portfolio Yield divided by the Annual
Portfolio Turnover Rate and (ii) the Floating Allocation
Percentage exceeds (b) zero; provided, however, that the Series Discount Factor shall not exceed 4.0%.

          "Series Servicing Fee Percentage" shall mean
2.00%.

          "Shared Principal Collections" shall mean, as the context requires, either (a) the amount allocated to the Series 2000-1 Investor Certificates which, in accor dance with subsection 4.09(c)(v) of the Agreement, may be applied to Principal Shortfalls with respect to other outstanding Series or (b) the amounts allocated to the investor certificates of other Series which the applica ble Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be ap plied to cover Principal Shortfalls with respect to the Series 2000-1 Investor Certificates.

          "Special Payment Date" shall mean each Distri bution Date following the Monthly Period in which a Pay
Out Event occurs with respect to an Early Amortization
Period and each Distribution Date following the Class A
Expected Final Payment Date.

          "Total Finance Charge Collections" shall mean with respect to a Series and any Business Day the sum of
(i)(a) prior to the Pay Out Commencement Date, the prod uct of the Floating Allocation Percentage for such Series and the amount of Finance Charge Collections for such Business Day or (b) on and after the Pay Out Commencement
Date, the product of the Fixed/Floating Allocation Per centage for such Series and the amount of Finance Charge
Collections for such Business Day, plus on and after the occurrence of and during the continuance of a Discount
Trigger Event (ii) the lesser of (a) the sum of (x) the product of the Discount Allocation Percentage for such Series and the Discount Amount for such Business Day and
(y) the Carryover Discount Amount for such Series for such Business Day and (b) the product of, during the Revolving Period, the Floating Allocation Percentage for such Series and, during the Accumulation Period or Early
Amortization Period, the Fixed/Floating Allocation Per centage for such Series and the amount of Principal
Collections for such Business Day, plus for the Closing
Date, the $1,000,000 initial deposit to the Interest
Funding Account.

          "Transferor Finance Charge Collections" shall mean on any Business Day the product of (i) the Finance
Charge Collections, (ii) the Transferor Percentage and
(iii) the Series Allocation Percentage in each case for such Business Day.

          "Transferor Subordination Amount" shall mean
$7,143,750, less the aggregate amount of Collections applied pursuant to subsection 4.10(c) of the Agreement or any portion of the Transferor Interest reduced pursu ant to subsection 4.13(c) of the Agreement.

          3.  Reassignment and Transfer Terms; Legends.
(a)  The Series 2000-1 Certificates
shall be subject to termination by the Transferor at its option, in accordance with the terms specified in subsection 12.02(a) of the Agreement, in the following circumstances: (i) on any Distribution Date on or after the Distribution Date on which the Invested Amount of all Class A Certificates, Class B Certificates and Class C
Certificates previously sold by the Transferor is reduced to an amount less than or equal to 11% of the Initial
Invested Amount of such Class A Certificates, Class B
Certificates and Class C Certificates previously sold by the Transferor or (ii) on the second Distribution Date following the Class A Expected Final Payment Date. The deposit required in connection with any such termination and final distribution shall be equal to the Invested
Amount plus accrued and unpaid interest on the Series
2000-1 Certificates through the day prior to the Distri bution Date on which the final distribution occurs.

          (b)  Each Class A Security that is a Global
Security deposited with DTC, or a custodian on behalf of DTC, shall bear the following legend, substantially in the following form:

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN
     AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
     COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE
     ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,
     EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS
     REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH
     OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRE
     SENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
     CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
     AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER,
     PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
     OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGIS
     TERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
     HEREIN.

          (c) In no event shall the Class C Certificates or any interest therein be transferred, sold, exchanged, pledged, participated or otherwise assigned hereunder, in whole or in part, unless the Transferor shall have con sented in writing to such transfer and unless the Trustee shall have received (1) confirmation in writing from each Rating Agency that such transfer will not result in a lowering or withdrawal of its then-existing rating of any Series of Investor Certificates, and (2) an Opinion of
Counsel that such transfer does not (i) adversely affect the conclusions reached in any of the federal income tax opinions dated the applicable Closing Date issued in connection with the original issuance of any Series of Investor Certificates or (ii) result in a taxable event to the holders of any such Series. Each Class C Certifi cate shall bear a legend to the following effect unless the Transferor determines otherwise, consistent with applicable law:


          THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER
     THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURI
     TIES ACT"), IN RELIANCE UPON EXEMPTIONS PROVIDED BY
     THE SECURITIES ACT.  NO RESALE OR OTHER TRANSFER OF
     THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO
     AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECU
     RITIES ACT, (B) IN A TRANSACTION EXEMPT FROM THE
     REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND
     APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS, (C)
     TO THE TRANSFEROR, (D) TO A PERSON WHO THE SELLER
     REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL
     BUYER WITHIN THE MEANING THEREOF IN RULE 144A UNDER
     THE SECURITIES ACT AND THAT IS AWARE THAT THE RESALE
     OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE
     144A, OR (E) PURSUANT TO REGULATION S UNDER THE
     SECURITIES ACT.  NEITHER THE TRANSFEROR NOR THE
     TRUSTEE IS OBLIGATED TO REGISTER THE CERTIFICATES
     UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES OR
     "BLUE SKY" LAW.

          NO RESALE OR TRANSFER OF THIS CERTIFICATE MAY
     BE MADE EXCEPT WITH THE EXPRESS CONSENT OF PRIME
     RECEIVABLES CORPORATION.

          (d)  No Class B Certificate or any interest
therein may be sold (including in the initial offering), conveyed, assigned, hypothecated, pledged, participated, or otherwise transferred (each, a "Transfer") to any Person (each, an "Assignee"), unless the Trustee has received an Opinion of Counsel that the Transfer does not adversely affect the conclusions reached in any of the federal income tax opinions dated the Closing Date issued in connection with the original issuance of the Series
2000-1 Certificates and that the Class B Certificates would be treated as debt for federal income tax purposes.

          (e)  Each Class B Certificate that is a Global
Security deposited with DTC, or a custodian on behalf of DTC, will bear a legend substantially in the following form:

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN
     AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
     COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE
     ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,
     EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS
     REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH
     OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRE
     SENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
     CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
     AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER,
     PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
     OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGIS
     TERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
     HEREIN.

          (f) Each Class B Certificate will bear legends substantially in the following form:

          EACH PURCHASER OF A CLASS B CERTIFICATE REPRE
     SENTS AND WARRANTS FOR THE BENEFIT OF PRIME RECEIV
     ABLES CORPORATION AND THE TRUSTEE THAT SUCH PUR
     CHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS
     DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT
     INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"))
     THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF
     ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1)
     OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED
     (THE "CODE") THAT IS SUBJECT TO SECTION 4975 OF THE
     CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN
     SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL,
     STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT,
     SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE
     UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN
     29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER
     ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE
     ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY
     SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PUR
     POSES OF CLAUSE (IV) AND THIS CLAUSE (V), AS APPLI
     CABLE, AN INSURANCE COMPANY GENERAL ACCOUNT, BUT
     EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT
     COMPANY ACT OF 1940, AS AMENDED).

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE
     REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
     AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURI
     TIES LAW.  THE HOLDER HEREOF, BY PURCHASING THIS
     CERTIFICATE, AGREES THAT THIS CERTIFICATE, OR ANY
     INTEREST OR PARTICIPATION HEREIN, MAY BE REOFFERED,
     RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN
     COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLI
     CABLE LAWS AND ONLY (1) TO THE TRANSFEROR, (2)
     PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A
     PERSON THAT THE HOLDER REASONABLY BELIEVES IS A
     QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF
     RULE 144A UNDER THE SECURITIES ACT (A "QIB") PUR
     CHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR
     THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED,
     IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR
     OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE
     144A UNDER THE SECURITIES ACT, OR (3) IN AN OFFSHORE
     TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904
     OF REGULATION S UNDER THE SECURITIES ACT.  EACH
     CERTIFICATE HOLDER BY ACCEPTING A BENEFICIAL INTER
     EST IN THIS CERTIFICATE, UNLESS SUCH PERSON ACQUIRED
     THIS CERTIFICATE IN A TRANSFER DESCRIBED IN CLAUSE
     (3) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER
     A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PUR
     CHASING FOR THE ACCOUNT OF ANOTHER QIB.

          PRIOR TO PURCHASING ANY CLASS B CERTIFICATES,
     CERTIFICATEHOLDERS SHOULD CONSULT COUNSEL WITH
     RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMP
     TIONS FROM THE RESTRICTION ON RESALE OR TRANSFER.
     THE TRANSFEROR HAS NOT AGREED TO REGISTER THE CLASS
     B CERTIFICATES UNDER THE SECURITIES ACT, TO QUALIFY
     THE CLASS B CERTIFICATES UNDER THE SECURITIES LAWS
     OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO
     ANY INVESTOR CERTIFICATEHOLDER.

          NO RESALE OR TRANSFER OF THIS CERTIFICATE MAY
     BE MADE UNLESS THE TRUSTEE HAS RECEIVED THE OPINION
     OF COUNSEL DESCRIBED IN SECTION 1.3(d) OF THE AGREE
     MENT DESCRIBED BELOW.

          Each Certificate Owner by virtue of its benefi cial interest in the Class B Certificates shall be deemed to have made the representations and warranties stated in such legend.

          (g) Each Certificate Owner, by its acceptance of a beneficial interest in the Class B Certificates, will be deemed to have acknowledged, represented to and agreed with the Transferor and the Trustee as follows:

          (i)  It understands that the Class B Certifi
     cates have not been and will not be registered under the Securities Act or any state or other applicable securities law and that the Class B Certificates, or any interest or participation therein, may not be offered, sold, pledged or otherwise transferred unless registered pursuant to, or exempt from, registration under the Securities Act and any state or other applicable securities law.

          (ii) It acknowledges that none of the Trans feror or the Trustee or any Person representing the Trust or the Investor Certificateholders has made any representation to it with respect to the Trust or the offering or sale of any Class B Certificates
     , other than the information contained in any offer ing document prepared by the Transferor, which has been delivered to it and upon which it is relying in making its investment decision with respect to the Class B Certificates. It has had access to such financial and other information concerning the Trust, the Transferor and the Class B Certificates as it has deemed necessary in connection with its decision to purchase Class B Certificates.

          (iii)     If it is acquiring any Class B Cer
     tificate, or any interest or participation therein, as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to such account and that it has full power to make the acknowledgments, repre sentations and agreements contained herein on behalf of each such account.

          (iv) It (A)(x) is a QIB, (y) is aware that the sale to it is being made in reliance on Rule 144A and if it is acquiring such Class B Certificates or any interest or participation therein for the ac count of another QIB, such QIB is aware that the sale is being made in reliance on Rule 144A and (z) is acquiring such Class B Certificates or any inter est or participation therein for its own account or for the account of another QIB, or (B) is not a U.S.
     person and is purchasing such Class B Certificates or any interest or participation therein in an offshore transaction pursuant to Regulation S.

          (v) It is purchasing the Class B Certificates for its own account, or for one or more investor accounts for which it is acting as fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securi ties Act, subject to any requirements of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and subject to its or their ability to resell such Class B Certificates, or any interest or participation therein as de scribed in any offering document prepared by the Transferor and pursuant to the provisions of this Series Supplement.

          (vi) It agrees that if in the future it should offer, sell or otherwise transfer such Class B
     Certificate or any interest or participation therein, it will do so only (A) to the Transferor,
     (B) pursuant to Rule 144A to a person who it reason ably believes is a QIB in a transaction meeting the requirements of Rule 144A, purchasing for its own account or for the account of a QIB, whom it has informed that such offer, sale or other transfer is being made in reliance on Rule 144A or (C) in an offshore transaction meeting the requirements of Rule 903 or Rule 904 of Regulation S under the
     Securities Act.

          (vii)     It acknowledges that the Transferor,
     the Trustee, the Investor Certificateholders and others will rely on the truth and accuracy of the foregoing acknowledgments, representations and agreements, and agrees that if any of the foregoing acknowledgments, representations and agreements deemed to have been made by it are no longer accu rate, it shall promptly notify the Transferor and the Trustee.

          (viii)    With respect to any foreign purchaser
     claiming an exemption from United States income or withholding tax, that it has delivered to the Trustee or success or thereto a true and complete
     Form W-8, Form 1001 or Form 4224, indicating such exemption or such other forms and documentation as may be sufficient under the applicable regulations for claiming such exemption.

          (ix) It acknowledges that transfers of the Class B Certificates or any interest or participa tion therein shall otherwise be subject in all respects to the restrictions applicable thereto contained in this Supplement.

          Any transfer, resale, pledge or other transfer of the Class B Certificates contrary to the restrictions set forth above and in this Supplement shall be deemed void ab initio. As used in this Section 1.3, the terms
"United States" and "U.S. persons" have the meanings given them in Regulation S.

          (x) Notwithstanding anything to the contrary contained herein, each Class B Certificate and this Supplement may be amended or supplemented to modify the restrictions on and procedures for resale and other transfers of the Class B Certificates to reflect any change in applicable law or regulation
     (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally. Each Investor
     Certificateholder shall by its acceptance of such Class B Certificate, have agreed to any such amend ment or supplement.

          4.  Delivery and Payment for the Series 2000-1 Certificates.
The Transferor shall execute and deliver the Series 2000-1
Certificates to the Trustee for authentication in accordance with Section 6.01 of the Agreement. The Trustee shall deliver the Series 2000-1 Certificates to or upon the order of the Transferor when authenticated in accordance with Section 6.02 of the Agreement.

          5.  Depositary; Form of Delivery of Series 2000-1 Certificates.
(a) The Class A Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.01 and 6.10 of the Agreement. The
Depositary for the Class A Certificates shall be The
Depository Trust Company, and the Class A Certificates shall be initially registered in the name of Cede & Co., its nominee.

          (b) The Class B Certificates shall initially be delivered as Definitive Certificates as provided in
Section 6.01 of the Agreement. The Class B Certificates may be delivered as Book-Entry Certificates as provided in Sections 6.01 and 6.10 of the Agreement at the option of the Transferor subsequent to the Closing Date. If the Class B Certificates are delivered as Book-Entry Certifi cates the Depositary for the Class B Certificates shall be The Depository Trust Company, and the Class B Certifi cates shall be registered at such time in the name of Cede Glo., its nominee.

          (c)  The Class C Certificates shall be deliv
ered as Definitive Certificates as provided in Section
6.01 of the Agreement.

          6.  Article IV of Agreement.
Sections 4.01, 4.02 and 4.03 of the Agreement shall read in their entirety as provided in the Agreement. The remainder of Article IV of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 2000-1 Certificates:


                      ARTICLE IV.

            RIGHTS OF CERTIFICATEHOLDERS AND
       ALLOCATION AND APPLICATION OF COLLECTIONS

          SECTION  4.04.  Rights of Certificateholders.
The Series 2000-1 Certificates shall represent undivided interests in the Trust, consisting of the right to re ceive, to the extent necessary to make the required payments with respect to such Series 2000-1 Certificates at the times and in the amounts specified in this Agree ment, (a) the Floating Allocation Percentage and
Fixed/Floating Allocation Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) funds allocable to the Series 2000-1
Certificates on deposit in the Collection Account, the Excess Funding Account, the Principal Funding Account, the Interest Funding Account, the Principal Account and the Distribution Account (for such Series, the "Series
2000-1 Certificateholders' Interest").  The Class B
Invested Amount and the Class C Invested Amount shall be subordinated to the Class A Certificates and the Class C
Invested Amount shall be subordinated to the Class B
Certificates, in each case to the extent provided in this
Article IV. The Class B Certificates will not have the right to receive payments of principal until the Class A
Invested Amount has been paid in full.  The Class C
Certificates will not have right to receive payments of principal until the Class B Invested Amount has been paid in full. The Exchangeable Transferor Certificate shall not represent any interest in the Collection Account, the Excess Funding Account, the Principal Funding Account, the Interest Funding Account, the Principal Account or the Distribution Account, except as specifically provided in this Article IV.

          Notwithstanding anything in this Series Supple ment to the contrary, for so long as the Class B Certifi cates are retained by the Transferor, the Servicer shall not instruct the Trustee to deposit, and neither the Servicer nor the Trustee need deposit, amounts allocated for distribution to the Class B Certificateholders and designated herein to be deposited in the Interest Funding
Account, the Principal Account or the Distribution Ac count into such accounts but the Servicer shall instruct the Trustee to pay such amounts as collected and so allocated to the Transferor.

          SECTION  4.05.  Collections and Allocation.

          (a) Collections. The Servicer will apply or will instruct the Trustee to apply all funds on deposit in the Collection Account, the Excess Funding Account, the Principal Funding Account, the Interest Funding
Account, the Principal Account or the Distribution Ac count allocable to the Series 2000-1 Certificates as described in this Article IV. Each of the Collection
Account, the Distribution Account, the Interest Funding
Account and the Principal Funding Account shall be main tained in an account that satisfies each of the require ments of Section 4.02(a) of the Agreement; provided, however, that , in addition to satisfying the rating requirements set forth in Section 4.02(a) of the Agree ment, if any such account is not a segregated trust account, the certificates of deposit, short-term deposits or commercial paper (other than such obligations whose rating is based on collateral or on the credit of a Person other that such institution or trust company) of the depositary institution or trust company that main tains such account shall have a credit rating from Moody's and Standard & Poor's of P-1 and A-1+, respec tively.

          (b) Allocation of Collections. The Servicer shall apply all Collections allocated to the Series 2000-
1 Certificates on the basis of the allocation of Total
Finance Charge Collections and Net Principal Collections specified in the Agreement.

          (c)  Payments to the Holder of the Exchangeable
Transferor Certificate.  On each Business Day, the
Servicer shall determine whether a Pay Out Event is deemed to have occurred with respect to the Series 2000-1
Certificates, and the Servicer shall allocate Collections in accordance with the Daily Report with respect to such Business Day to the Holder of the Exchangeable Transferor
Certificate as follows:

         (i)   For each Business Day (unless otherwise
     specified herein) with respect to the Revolving
     Period, in addition to amounts allocated to the Holder of the Exchangeable Transferor Certificate pursuant to subsection 4.03(b) of the Agreement, an amount equal to (x) Net Principal Collections, minus
     (y) to the extent that any other Series is outstand ing and in its Amortization Period, an amount not to exceed the Net Principal Collections required to be applied as Shared Principal Collections with respect to the related Distribution Date; provided, however, that such amounts will be paid to the Holder of the Exchangeable Transferor Certificate subject to the obligation of the Transferor to cause to be depos ited in the Collection Account on each Transfer Date an amount equal to the Reallocated Principal Collec tions for the preceding Monthly Period for applica tion in accordance with Section 4.15 of the Agree ment.

         (ii) For each Business Day with respect to the Accumulation Period on which the amount on deposit in the Principal Funding Account exceeds the Controlled Deposit Amount for the related Distribu tion Date, in addition to amounts allocated to the Holder of the Exchangeable Transferor Certificate pursuant to subsection 4.03(b) of the Agreement on or prior to the Class B Principal Payment Commence ment Date, an amount equal to (x) the Net Principal
     Collections, minus (y) to the extent that any other
     Series is outstanding and in its Amortization Pe riod, an amount not to exceed the Net Principal
     Collections required to be applied as Shared Princi pal Collections with respect to the related Distri bution Date; provided, however, that such amounts will be paid to the Holder of the Exchangeable
     Transferor Certificate subject to the obligation of the Transferor to cause to be deposited in the Collection Account on each Transfer Date an amount equal to the Reallocated Principal Collections for the preceding Monthly Period for application in accordance with Section 4.15 of the Agreement.

         (iii) For each Business Day and each Determi nation Date on and after the Class B Principal
     Payment Commencement Date and with respect to the Early Amortization Period, the amount of payments made to the Holder of the Exchangeable Transferor
     Certificate shall be determined only as provided in subsection 4.03(b) of the Agreement.

         Notwithstanding the foregoing and subsection
4.03(b) of the Agreement, on each Business Day to the extent of any shortfall in the amount of Total Finance
Charge Collections allocable to each Series due to the accumulation of cash in the Principal Funding Account and the Excess Funding Account, the Servicer shall apply
Transferor Finance Charge Collections in accordance with
Section 4.10 of the Agreement.

         Notwithstanding the foregoing, amounts payable to the Holder of the Exchangeable Transferor Certificate pursuant to subsection 4.05(c)(i) or (ii) of the Agree ment shall instead be deposited in the Excess Funding
Account to the extent necessary to prevent the Transferor
Interest from being less than the Minimum Transferor
Interest.

         The allocations to be made pursuant to this subsection 4.05(c) also apply to deposits into the Col lection Account that are treated as Collections, includ ing Adjustment Payments, payment of the reassignment price pursuant to Section 2.04(d) of the Agreement and proceeds from the sale, disposition or liquidation of the Receivables pursuant to Section 9.02, 10.02, 12.01 or
12.02 of the Agreement and Section 1.3 of this Series
Supplement. Such deposits to be treated as Collections will be allocated as Finance Charge Receivables or Prin cipal Receivables as provided in the Agreement.

         SECTION  4.06.  Determination of Monthly Inter
est for the Series 2000-1 Certificates. (a) The amount of monthly interest (for the Series 2000-1 Certificates, the "Class A Monthly Interest") allocable to the Class A
Certificates of the Series 2000-1 Certificates with respect to any Interest Accrual Period shall be an amount equal to one-twelfth of the product of (i) the Class A
Certificate Rate and (ii) the principal balance of the Class A Certificates as of the close of business on the last day of the preceding Monthly Period; provided, however, that interest for the first Distribution Date will include interest at the Class A Certificate Rate from the Closing Date through January 14, 2001 (calcu lated as though there were only 30 days in December).

         On the Determination Date preceding each Dis tribution Date, the Servicer shall determine an amount
(the "Class A Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class A Monthly Interest for the Interest Accrual Period applicable to the Distribu tion Date over (y) the amount available to be paid to the Class A Certificateholders in respect of interest on such Distribution Date. If there is a Class A Interest Short fall with respect to any Distribution Date, an additional amount ("Class A Additional Interest") shall be payable as provided herein with respect to the Class A Certifi cates on each Distribution Date following such Distribu tion Date to and including the Distribution Date on which such Class A Interest Shortfall is paid to Class A
Certificateholders equal to one-twelfth of the product of
(i) the Class A Certificate Rate plus 2% per annum and
(ii) such Class A Interest Shortfall. Notwithstanding anything to the contrary herein, Class A Additional
Interest shall be payable or distributed to Class A
Certificateholders only to the extent permitted by appli cable law.

         (b)   The amount of monthly interest (for the
Series 2000-1 Certificates, the "Class B Monthly Inter est") allocable to the Class B Certificates of the Series
2000-1 Certificates with respect to any Monthly Period shall be an amount equal to one-twelfth of the product of
(i) the Class B Certificate Rate and (ii) the principal balance of the Class B Certificates as of the close of business on the last day of the preceding Monthly Period;
provided, however, that interest for the first Distribu tion Date will include interest at the Class B Certifi cate Rate from the Closing Date through January 14, 2001
(calculated as though there were only 30 days in Decem ber).

         On the Determination Date preceding each Dis tribution Date, the Servicer shall determine an amount
(the "Class B Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class B Monthly Interest for the Interest Accrual Period applicable to the Distribu tion Date over (y) the amount available to be paid to the Class B Certificateholders in respect of interest on such Distribution Date. If there is a Class B Interest Short fall with respect to any Distribution Date, an additional amount ("Class B Additional Interest") shall be payable as provided herein with respect to the Class B Certifi cates on each Distribution Date following such Distribu tion Date to and including the Distribution Date on which such Class B Interest Shortfall is paid to Class B
Certificateholders equal to one-twelfth of the product of
(i) the Class B Certificate Rate plus 2% per annum and
(ii) such Class B Interest Shortfall. Notwithstanding anything to the contrary herein, Class B Additional
Interest shall be payable or distributed to Class B
Certificateholders only to the extent permitted by appli cable law.

         (c)   The amount of monthly interest (for the
Series 2000-1 Certificates, the "Class C Monthly Inter est") allocable to the Class C Certificates of the Series
2000-1 Certificates with respect to any Monthly Period shall be an amount equal to one-twelfth of the product of
(i) the Class C Certificate Rate and (ii) the principal balance of the Class C Certificates as of the close of business on the last day of the preceding Monthly Period;
provided, however, that interest for the first Distribu tion Date will include interest at the Class C Certifi cate Rate from the Closing Date through January 14, 2001
(calculated as though there were only 30 days in Decem ber).

         On the Determination Date preceding each Dis tribution Date, the Servicer shall determine an amount
(the "Class C Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class C Monthly Interest for the Interest Accrual Period applicable to the Distribu tion Date over (y) the amount available to be paid to the Class C Certificateholders in respect of interest on such Distribution Date. If there is a Class C Interest Short fall with respect to any Distribution Date, an additional amount ("Class C Additional Interest") shall be payable as provided herein with respect to the Class C Certifi cates on each Distribution Date following such Distribu tion Date to and including the Distribution Date on which such Class C Interest Shortfall is paid to Class C
Certificateholders equal to one-twelfth of the product of
(i) the Class C Certificate Rate and (ii) such Class C
Interest Shortfall. Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to Class C Certificateholders only to the extent permitted by applicable law.

         SECTION  4.07.  Determination of Monthly Prin
cipal. (b) The amount of monthly principal (for the Series 2000-1 Certificates, the "Class A Monthly Princi pal") allocable to the Class A Certificates on each Distribution Date following the Amortization Period
Commencement Date shall be equal to an amount calculated as follows: the sum of (i) an amount equal to the aggre gate Net Principal Collections with respect to the re lated Monthly Period minus the aggregate amount of Real located Principal Collections for the related Monthly
Period, (ii) any amount on deposit in the Excess Funding
Account allocated to the Investor Certificates on such Distribution Date, and (iii) the amount allocated to the Class A Certificateholders pursuant to subsections
4.09(a)(iv), (v), (vi) and (viii) of the Agreement with respect to such Distribution Date; provided, however, that for each Distribution Date with respect to the Accumulation Period (unless and until a Pay Out Event shall have occurred), Class A Monthly Principal shall not exceed the Controlled Deposit Amount for such Distribu tion Date; and provided, further, that with respect to any Distribution Date, Class A Monthly Principal may not exceed the Class A Adjusted Invested Amount; provided, further, that with respect to the Scheduled Series 2000-1
Termination Date, the Class A Monthly Principal shall be an amount equal to the Class A Invested Amount.

         (c) The amount of monthly principal (for the Series 2000-1 Certificates, the "Class B Monthly Princi pal") distributable from the Distribution Account with respect to the Class B Certificates on each Distribution
Date, beginning with the Class B Principal Payment Com mencement Date, shall be an amount equal to and calcu lated as follows: the sum of (i) an amount equal to the aggregate Net Principal Collections with respect to the related Monthly Period minus the amount thereof paid to the Class A Certificateholders pursuant to Section
4.12(a) of the Agreement, if any and minus the aggregate amount of Reallocated Principal Collections for the related Monthly Period, (ii) any amount on deposit in the Excess Funding Account allocated to the Class B Certifi cates on such Distribution Date, and (iii) the amount, if any, allocated to the Class B Certificates pursuant to subsections 4.09(a)(iv), (vi) and (viii) of the Agreement with respect to such Distribution Date; provided, how ever, that with respect to the Scheduled Series 2000-1
Termination Date, the Class B Monthly Principal shall be an amount equal to the Class B Invested Amount.

         (d) The amount of monthly principal (for the Series 2000-1 Certificates, the "Class C Monthly Princi pal") distributable from the Distribution Account with respect to the Class C Certificates on each Distribution
Date, beginning with the Class C Principal Payment Com mencement Date, shall be an amount equal to and calcu lated as follows: the sum of (i) an amount equal to the aggregate Net Principal Collections with respect to the related Monthly Period minus the amount thereof paid to the Class B Certificateholders pursuant to Section
4.12(b) of the Agreement, if any, and minus the aggregate amount of Reallocated Principal Collections for the related Monthly Period, (ii) any amount on deposit in the Excess Funding Account allocated to the Class C Certifi cates on such Distribution Date, and (iii) the amount, if any, allocated to the Class C Certificates pursuant to subsections 4.09(a)(iv) and (viii) of the Agreement with respect to such Distribution Date; provided, however, that with respect to the Scheduled Series 2000-1 Termina tion Date, the Class C Monthly Principal shall be an amount equal to the Class C Invested Amount.

         SECTION  4.08.  Establishment of the Principal
Funding Account for the Certificates. (b) The Trustee, for the benefit of the holders of the Series 2000-1
Certificates, shall establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Trust, with a Qualified Institution (which initially shall be The Chase Manhattan Bank) a segregated trust account (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the holders of the Series 2000-1 Certificates. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. Except as provided in subsection
4.08(b) of the Agreement, the Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the holders of the Series 2000-
1 Certificates. If, at any time, the institution holding the Principal Funding Account ceases to be a Qualified
Institution, the Trustee (or the Servicer on its behalf) shall within five Business Days establish a new Principal
Funding Account meeting the conditions specified above with a Qualified Institution, transfer any cash and/or any investments to such new Principal Funding Account and from the date such new Principal Funding Account is established, it shall be, for the Certificates, the "Principal Funding Account."

         (c) On each Distribution Date with respect to the Accumulation Period and any Special Payment Date, the
Servicer shall withdraw from the Principal Funding Ac count and deposit in the Collection Account all interest and other investment income (net of losses and investment expenses) on funds then on deposit in the Principal
Funding Account. Investment income (including reinvested interest) on funds deposited in the Principal Funding
Account and invested pursuant to subsection 4.08(c) of the Agreement shall not be considered to be principal amounts on deposit in the Principal Funding Account for purposes hereof. Funds on deposit in the Principal
Funding Account prior to the Class A Expected Final
Payment Date shall be invested by the Transferor (or, at the direction of the Transferor, by the Servicer or the Trustee on behalf of the Transferor) in Cash Equivalents.
Any such investment shall (i) mature and such funds shall be made available for withdrawal on or prior to the next
Distribution Date and (ii) shall be held until maturity;
provided, however, that the Transferor (or, at the direc tion of the Transferor, the Servicer or the Trustee on behalf of the Transferor) may sell an investment that is no longer a Cash Equivalent prior to its maturity. Any request to the Trustee from either the Transferor or the Servicer to invest funds on deposit in the Principal
Funding Account shall be in writing and shall certify that the requested investment is a Cash Equivalent which matures at or prior to the time required hereby.

         (d) Pursuant to the authority granted to the Servicer in subsection 3.01(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Princi pal Funding Account for the purposes of carrying out of the Servicer's or Trustee's duties hereunder. Pursuant to the authority granted to the Paying Agent in Sections
5.01 and 6.06 of the Agreement, the Paying Agent shall have the power, revocable by the Trustee, to withdraw funds from the Principal Funding Account for the purpose of making distributions to the Certificateholders.

         SECTION  4.09  Application of Funds on Deposit
in the Collection Account for the Certificates. (b) On each Business Day, the Servicer shall deliver to the Trustee a Daily Report in which it shall instruct the Trustee to withdraw, and the Trustee, acting in accor dance with such instructions, shall withdraw, to the extent of Total Finance Charge Collections plus any investment earnings on amounts on deposit in the Princi pal Funding Account deposited in the Collection Account pursuant to subsection 4.08(b) of the Agreement (the
"Available Series 2000-1 Finance Charge Collections"), the amounts required to be withdrawn from the Collection
Account pursuant to subsections 4.09(a)(i) through 4.09(a)(ix) of the Agreement.

         (i)   Class A Monthly Interest.  On each Busi
     ness Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class A Certificateholders, to the extent of the Available Series 2000-1 Finance Charge Collections for such Business Day, an amount equal to the lesser of (x) the Available Series 2000-1 Finance Charge
     Collections and (y) the excess of (1) the sum of (A) the Class A Monthly Interest and (B) Carryover Class
     A Monthly Interest over (2) any amounts with respect thereto previously deposited into the Interest
     Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, Carryover Class A Monthly
     Interest shall be payable or distributable to Class
     A Certificateholders only to the extent permitted by applicable law.

         (ii)  Class B Monthly Interest.  On each Busi
     ness Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class B Certificateholders, to the extent of any Available Series 2000-1 Finance Charge Collections remaining after giving effect to the withdrawal pursuant to subsection 4.09(a)(i) of the Agreement, an amount equal to the lesser of (x) any such re maining Available Series 2000-1 Finance Charge
     Collections and (y) the excess of (1) the sum of (A) the Class B Monthly Interest and (B) Carryover Class
     B Monthly Interest over (2) any amounts with respect thereto previously deposited into the Interest
     Funding Account on any prior Business Day during such Monthly Period. Notwithstanding anything to the contrary herein, Carryover Class B Monthly
     Interest shall be payable or distributable to Class
     B Certificateholders only to the extent permitted by applicable law.

         (iii) Investor Monthly Servicing Fee.  On each
     Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of any Available Series 2000-
     1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections
     4.09(a)(i) and (ii) of the Agreement, an amount equal to the lesser of (x) any such remaining
     Available Series 2000-1 Finance Charge Collections and (y) the excess of (i) the Monthly Servicing Fee for such Monthly Period over (ii) any amounts with respect thereto previously distributed to the Servicer during such Monthly Period.

         (iv)  Investor Default Amount.  On each Busi
     ness Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Avail able Series 2000-1 Finance Charge Collections re maining after giving effect to the withdrawals pursuant to subsections 4.09(a)(i) through (iii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2000-1 Finance
     Charge Collections and (y) the sum of (1) the aggre gate Investor Default Amount for such Business Day plus (2) the unpaid Investor Default Amount for any previous Business Day during such Monthly Period, which amount will (i) during the Revolving Period, be treated as Shared Principal Collections, (ii) during the Accumulation Period or Early Amortization
     Period, on or prior to the Class B Principal Payment
     Commencement Date, be deposited in the Principal
     Funding Account for payment to the Class A
     Certificateholders, (iii) during the Accumulation
     Period or Early Amortization Period, on and after the Class B Principal Payment Commencement Date and on or prior to the Class C Principal Payment Com mencement Date, be deposited in the Principal Ac count for payment to the Class B Certificateholders, and (iv) during the Accumulation Period or Early
     Amortization Period, on and after the Class C Prin cipal Payment Commencement Date, be deposited in the Principal Account for payment to the Class C
     Certificateholders.

         (v)   Reimbursement of Class A Investor Charge-
     Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 2000-1 Finance Charge
     Collections remaining after giving effect to the withdrawals pursuant to subsections 4.09(a)(i) through (iv) of the Agreement, an amount equal to the lesser of (x) any such remaining Available
     Series 2000-1 Finance Charge Collections and (y) the unreimbursed Class A Investor Charge-Offs, such amount to be treated as Shared Principal Collections during the Revolving Period, and to the extent included in Class A Monthly Principal, deposited in the Principal Funding Account during the Accumulation Period and in the Principal Account during any Early Amortization Period for distribu tion to the Class A Certificateholders on the next
     Distribution Date.

         (vi)  Reimbursement of Class B Investor Charge-
     Offs and Reallocated Class B Principal Collections.
     On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 2000-1 Finance Charge
     Collections remaining after giving effect to the withdrawals pursuant to subsections 4.09(a)(i) through (v) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series
     2000-1 Finance Charge Collections and (y) the unreimbursed Class B Investor Charge-Offs and reduc tions of the Class B Invested Amount due to Reallo cated Class B Principal Collections, if any, such amount to be treated as Shared Principal Collections during the Revolving Period, and deposited (i) in the Principal Funding Account during the Accumula tion Period and in the Principal Account during any Early Amortization Period, in each case for distri bution to the Class A Certificateholders, and (ii) on and after the Class B Principal Payment Commence ment Date, in the Principal Account for payment to the Class B Certificateholders.

         (vii) Class C Monthly Interest. On each Busi ness Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and pay to the Class C Certificateholders, to the extent of any Available Series 2000-1 Finance Charge
     Collections remaining after giving effect to the withdrawal pursuant to subsections 4.09(a)(i) through (vi) of the Agreement, an amount equal to the lesser of (x) any such remaining Available
     Series 2000-1 Finance Charge Collections and (y) the excess of (1) the sum of (A) the Class C Monthly
     Interest and (B) Carryover Class C Monthly Interest over (2) any amounts with respect thereto previously paid to the Class C Certificateholders on any prior
     Business Day during such Monthly Period. Notwith standing anything to the contrary herein, Carryover
     Class C Monthly Interest shall be payable or dis tributable to Class C Certificateholders only to the extent permitted by applicable law.

         (viii)Reimbursement of Class C Investor Charge-
     Offs and Reallocated Principal Collections.  On each
     Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 2000-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.09(a)(i) through (vii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 2000-1 Finance
     Charge Collections and (y) the unreimbursed Class C
     Investor Charge-Offs and reductions of the Class C
     Invested Amount due to Reallocated Principal
     Collections, if any, such amount to be treated as Shared Principal Collections during the Revolving
     Period, and (i) deposited in the Principal Funding
     Account during the Accumulation Period and in the Principal Account during any Early Amortization
     Period, in each case for distribution to the Class A
     Certificateholders, (ii) on and after the Class B
     Principal Payment Commencement Date and on or prior to the Class C Principal Payment Commencement Date, deposited in the Principal Account for payment to the Class B Certificateholders, and (iii) on and after the Class C Principal Payment Commencement
     Date, deposited in the Principal Account for payment to the Class C Certificateholders.

         (ix)  Excess Finance Charge Collections.  Any
     amounts remaining in the Collection Account to the extent of any Available Series 2000-1 Finance Charge
     Collections remaining after giving effect to the withdrawals pursuant to subsections 4.09(a)(i) through (viii) of the Agreement, shall be treated as Excess Finance Charge Collections, and the Servicer shall direct the Trustee in writing on each Business
     Day to withdraw such amounts from the Collection
     Account and to first make such amounts available to pay to Certificateholders of other Series to the extent of shortfalls, if any, in amounts payable to such certificateholders from Finance Charge Collec tions allocated to such other Series, then to pay any unpaid commercially reasonable costs and ex penses of a Successor Servicer, if any, and then pay any remaining Excess Finance Charge Collections to the Transferor; provided, however, that on any Business Day during any Early Amortization Period, the Trustee shall deposit any such remaining Avail able Series 2000-1 Finance Charge Collections into the Interest Funding Account and shall add such funds to the Available Series 2000-1 Finance Charge
     Collections on each subsequent Business Day in such Monthly Period until the last Business Day of the related Monthly Period, when the aggregate amount of such remaining Available Series 2000-1 Finance
     Charge Collections shall be distributed as Excess
     Finance Charge Collections in accordance with this
     Section 4.09(a)(ix) of the Agreement.

         (c)  For each Business Day during the Revolving
Period the funds on deposit in the Collection Account in an amount equal to the amount described in subsection
4.05(c)(i)(y) of the Agreement with respect to such Business Day will be treated as Shared Principal Collec tions and applied, pursuant to the written direction of the Servicer in the Daily Report for such Business Day, as provided in Section 4.03(e) of the Agreement.

         (d)  For each Business Day on and after the
Amortization Period Commencement Date, the remaining funds on deposit in the Collection Account with respect to such Business Day will be distributed pursuant to the written direction of the Servicer in the Daily Report for such Business Day in the following priority:

         (i)   prior to the commencement of the Early
     Amortization Period and the Class B Principal Pay ment Commencement Date, (x) an amount equal to the lesser of (1) the sum of (A) an amount equal to the Net Principal Collections in the Collection Account at the end of the preceding Business Day, (B) any amount on deposit in the Excess Funding Account allocated to the Investor Certificates on such Business Day, and (C) amounts to be paid pursuant to subsections 4.09(a)(iv), (v), (vi) and (viii) of the Agreement on such Business Day, plus the amount of Shared Principal Collections allocated to the Series
     2000-1 Certificates in accordance with Section 4.14 of the Agreement, and (2) the excess of the Con trolled Deposit Amount for the related Distribution
     Date over the amount on deposit in the Principal
     Funding Account, will be deposited into the Princi pal Funding Account; (y) on any Business Day when the amount on deposit in the Principal Funding
     Account equals or exceeds the Controlled Deposit
     Amount for the related Distribution Date, the bal ance of any such remaining funds on deposit in the Collection Account will be treated as Shared Princi pal Collections and applied as provided in subsec tion 4.03(e) of the Agreement;

         (ii)  after the commencement of the Early
     Amortization Period, an amount equal to the sum of
     (w) an amount equal to the Net Principal Collections in the Collection Account at the end of the preced ing Business Day, (x) any amount on deposit in the Excess Funding Account allocated to the Investor
     Certificates on such Business Day, (y) amounts to be paid pursuant to subsections 4.09(a)(iv), (v), (vi) and (viii) of the Agreement on such Business Day and
     (z) the amount of Shared Principal Collections allocated to the Series 2000-1 Certificates in accordance with Section 4.14 of the Agreement on such Business Day, will be deposited into the Prin cipal Account;

         (iii) on and after the Class B Principal Pay ment Commencement Date, an amount equal to the sum of (w) an amount equal to the Net Principal Collec tions in the Collection Account at the end of the preceding Business Day (minus the amount thereof paid to the Class A Certificateholders pursuant to
     Section 4.12(a) of the Agreement, if any), (x) any amount on deposit in the Excess Funding Account allocated to the Class B Certificates on such Busi ness Day, (y) the amount, if any, allocated to be paid to the Class B Certificates pursuant to subsec tions 4.09(a)(iv), (vi) and (viii) of the Agreement with respect to such Business Day and (z) the amount of Shared Principal Collections allocated to the Series 2000-1 Certificates in accordance with Sec tion 4.14 of the Agreement on such Business Day
     (such sum, the "Class B Daily Principal Amount") will be deposited into the Principal Account;

         (iv)  on and after the Class C Principal Pay
     ment Commencement Date, an amount equal to the sum of (w) an amount equal to the Net Principal Collec tions in the Collection Account at the end of the preceding Business Day (minus the amount thereof paid to the Class B Certificateholders pursuant to
     Section 4.12(b) of the Agreement), (x) any amount on deposit in the Excess Funding Account allocated to the Class C Certificates on such Business Day, (y) the amount, if any, allocated to be paid to the Class C Certificates pursuant to subsections
     4.09(a)(iv) and (viii) of the Agreement with respect to such Business Day and (z) the amount of Shared
     Principal Collections allocated to the Series 2000-1
     Certificates in accordance with Section 4.14 of the Agreement on such Business Day (such sum, the "Class
     C Daily Principal Amount") will be distributed to the Class C Certificateholders; and

         (v)   an amount equal to the balance of any
     such remaining funds on deposit in the Collection
     Account will be treated as Shared Principal Collec tions and applied as provided in subsection 4.03(e) of the Agreement;

provided that with respect to the amount distributable pursuant to clauses (i), (iii) and (iv) above, Shared
Principal Collections shall be available to make such distributions only to the extent of the Shared Principal
Collections allocated to the Series 2000-1 Certificates.

         10.  Coverage of Required Amount for the Series 2000-1 Certificates.

         (a)  To the extent that any amounts are on
deposit in the Principal Funding Account or the Excess
Funding Account on any Business Day, the Servicer shall apply Transferor Finance Charge Collections in an amount equal to the excess of (x) the product of (a) the Base
Rate and (b) the product of (i) the respective amounts on deposit in the Excess Funding Account and the Principal
Funding Account and (ii) the number of days elapsed since the previous Business Day divided by the actual number of days in such year over (y) the aggregate amount of all earnings since the previous Business Day available from the Cash Equivalents in which funds on deposit in the Excess Funding Account and the Principal Funding Account are invested in the manner specified for application of Available Series 2000-1 Finance Charge Collections in subsection 4.09(a)(i) through (viii) of the Agreement.

         (b)  To the extent that on any Business Day
payments are being made pursuant to any of subsections
4.09(a)(i) through (viii) of the Agreement, respectively, and the full amount to be paid pursuant to any such subsection receiving payments on such Business Day is not paid in full on such Business Day, the Servicer shall apply all or a portion of the Excess Finance Charge
Collections of other Series with respect to such Business
Day allocable to the Series 2000-1 Certificates in an amount equal to the excess of the full amount to be paid pursuant to the applicable subsection and the amount applied with respect thereto from Available Series 2000-1
Finance Charge Collections and Transferor Finance Charge
Collections on such Business Day (the "Required Amount").
Excess Finance Collections allocated to the Series 2000-1
Certificates for any Business Day shall mean an amount equal to the product of (x) Excess Finance Charge Collec tions available from all other Series for such Business
Day and (y) a fraction, the numerator of which is the Required Amount for such Business Day and the denominator of which is the aggregate amount of shortfalls in re quired amounts or other amounts to be paid from Total
Finance Charge Collections for all Series for such Busi ness Day.

         (c)  On and after the Class B Principal Payment
Commencement Date, on each Determination Date, after the application of Transferor Finance Charge Collections pursuant to subsection 4.10(a) of the Agreement and Excess Finance Charge Collections pursuant to subsection
4.10(b) of the Agreement, to the extent of any remaining shortfall in the aggregate amount allocated (1) pursuant to subsection 4.09(a)(ii) of the Agreement to pay inter est accrued with respect to the outstanding aggregate principal amount of the Class B Certificates, (2) pursu ant to subsection 4.09(a)(iv) of the Agreement to Inves tor Default Amounts, or (3) pursuant to subsection
4.09(a)(vi) of the Agreement to the reimbursement of Class B Investor Charge-Offs, Principal Collections allocated to the holder of the Exchangeable Transferor
Certificate pursuant to subsections 4.03(b) and (e) of the Agreement and subsection 4.05(c) of the Agreement and Finance Charge Collections allocated to the holder of the Exchangeable Transferor Certificate pursuant to subsec tion 4.03(b) of the Agreement, in an amount not to exceed the least of the Transferor Subordination Amount, the Transferor Interest and the amount of such shortfall on such Determination Date, shall be treated as Available
Series 2000-1 Finance Charge Collections and shall (x) to the extent of any shortfall pursuant to subsection
4.09(a)(ii) of the Agreement, be deposited in the Distri bution Account for payment to the Class B
Certificateholders on the related Distribution Date and
(y) to the extent of any shortfall pursuant to subsec tions 4.09(a)(iv) and (vi) of the Agreement, be applied as described in such subsections.

         11.  Payment of Certificate Interest.
On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw the amount on deposit in the Interest Funding Account with respect to the prior Monthly Period allocable to the Series 2000-1 Certificates and deposit such amount in the Distribution Account. On each Distribution Date, the
Paying Agent shall pay in accordance with Section 5.01 of the Agreement to (x) the Class A Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date alloca ble thereto pursuant to subsection 4.09(a)(i) of the Agreement and (y) the Class B Certificateholders from the
Distribution Account the amount deposited into the Dis tribution Account allocable thereto pursuant to subsec tion 4.09(a)(ii) of the Agreement.

         12.  Payment of Certificate Principal.
(a)  On the Transfer Date preceding each
Special Payment Date and the Class A Expected Final
Payment Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily
Report for such day, shall withdraw from the Principal
Funding Account or, after the occurrence of a Pay Out
Event, the Principal Account and deposit in the Distribution Account an amount equal to the lesser of (i) the Class A Invested Amount and (ii) the amount on deposit in the Principal Funding Account (other than any investment earnings on such amounts) or the amount on deposit in the Principal Account allocable to the Series
2000-1 Certificates.  On the Class A Expected Final
Payment Date and each Special Payment Date, the Paying
Agent shall pay in accordance with Section 5.01 of the Agreement to the Class A Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

         (b)  On the Transfer Date preceding the Class B
Principal Payment Commencement Date and each Distribution
Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily
Report for such day, shall withdraw from the Principal
Account and deposit in the Distribution Account an amount equal to the lesser of the Class B Invested Amount and the amount on deposit in the Principal Account allocable to the Series 2000-1 Certificates. On the Class B Prin cipal Payment Commencement Date, after the payment of any principal amounts to the Class A Certificates on such day, and on each Distribution Date thereafter until the Class B Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.01 of the Agree ment to the Class B Certificateholders from the Distribu tion Account such amount deposited into the Distribution
Account on the related Transfer Date.

         (c)  On the Transfer Date preceding the Class C
Principal Payment Commencement Date and each Distribution
Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily
Report for such day, shall make payments of principal to the Class C Certificateholder in accordance with Subsec tion 4.09(c)(iv) of the Agreement.

         Any amounts remaining in the Principal Account and allocable to the Series 2000-1 Certificates, after the Class C Invested Amount has been paid in full, will be treated as Shared Principal Collections and applied in accordance with Section 4.03(e) of the Agreement.

         13.  Investor Charge-Offs.
(a) If, on any Determination Date, the aggregate Investor
Default Amount, if any, for each Business Day in the preceding Monthly Period exceeded the Available Series
2000-1 Finance Charge Collections applied to the payment thereof pursuant to subsection 4.09(a)(iv) of the Agreement and the amount of Transferor Finance Charge
Collections applied to the payment thereof and Excess
Finance Charge Collections and, on and after the Class B
Principal Payment Commencement Date, Transferor
Subordination Amount allocated thereto pursuant to subsection 4.10 of the Agreement, the Class C Invested
Amount will be reduced by the amount by which such aggregate Investor Default Amount exceeds the amount applied with respect thereto during such preceding
Monthly Period (the "Class C Investor Charge-Offs").

         (b)  In the event that the amount of such ex
cess is greater than the Class C Invested Amount, the Class C Invested Amount will be reduced to zero, and, prior to the Class B Principal Payment Commencement Date, the Class B Invested Amount will be reduced by the amount of the remaining excess, but not more than the aggregate
Investor Default Amount for such Monthly Period.

         (c)  On and after the Class B Principal Payment
Commencement Date in the event that the amount of the excess described in subsection 4.13(a) above is greater than the Class C Invested Amount, the Class C Invested
Amount will be reduced to zero, and the Transferor Subor dination Amount will be reduced by the amount of the remaining excess, but not more than the aggregate Inves tor Default Amount for such Monthly Period. In the event that the amount of such excess is greater than the Trans feror Subordination Amount, the Transferor Subordination
Amount shall be reduced to zero, and the Class B Invested
Amount will be reduced by the amount of the remaining excess, but not more than the aggregate Investor Default
Amount for such Monthly Period (such reduction and any reduction pursuant to subsection 4.13(b) above, a "Class
B Investor Charge-Off").

         (d)  In the event that the amount of such ex
cess applied against the Class B Invested Amount is greater than the Class B Invested Amount, the Class B
Invested Amount will be reduced to zero, and the Class A
Invested Amount will be reduced by the amount or the remaining excess, but not more than the aggregate Inves tor Default Amount for such Monthly Period (a "Class A
Investor Charge-Off"). To the extent that on any subse quent Business Day there is a positive balance of Avail able Series 2000-1 Finance Charge Collections after giving effect to subsections 4.09(a)(i) through (iv) of the Agreement, the Servicer will apply such excess Fi nance Charge Collections as provided in subsection
4.09(a)(v) of the Agreement to reimburse the aggregate amount of Class A Investor Charge-Offs not previously reimbursed, up to the amount so available.

         (e)  To the extent that on any Determination
Date there is a positive balance of the Available Series
2000-1 Finance Charge Collections after giving effect to allocations and distributions pursuant to subsections
4.09(a)(i) through (v) of the Agreement, the Servicer will apply such excess Finance Charge Collections as provided in subsection 4.09(a)(vi) of the Agreement to reimburse the aggregate amount of Class B Investor Charge-
Offs not previously reimbursed, up to the amount so available.

         (f)  To the extent that on any Determination
Date there is a positive balance of the Available Series
2000-1 Finance Charge Collections after giving effect to allocations and distributions pursuant to subsections
4.09(a)(i) through (vii) of the Agreement, the Servicer will apply such excess Finance Charge Collections as provided in subsection 4.09(a)(viii) of the Agreement to reimburse the aggregate amount of Class C Investor Charge-
Offs not previously reimbursed, up to the amount so available.

         14.  Shared Principal Collections.
Shared Principal Collections allocated to the Series 2000-1 Certificates for any Business Day with respect to the Accumulation Period shall mean an amount equal to the product of (x) Shared Principal Collections for all Series for such Business Day and (y) a fraction, the numerator of which is the Principal Shortfall for the Series 2000-1 Certificates for such Business Day and the denominator of which is the aggregate amount of Principal
Shortfalls for all Series for such Business Day. For any Business Day with respect to the Revolving Period, Shared
Principal Collections allocated to the Series 2000-1
Certificates shall be zero.

         15.  Reallocated Principal Collections for the
Series 2000-1 Certificates.  (a)  On
each Determination Date, the Servicer will determine the Class A Required Amount and the Class B Required Amount.
On each Determination Date on which there is a positive
Class A Required Amount or Class B Required Amount, the
Servicer will determine an amount equal to the lesser of
(i) the Class C Invested Amount, (ii) the product of
(x)(I) during the Revolving Period, the Class C Floating
Allocation Percentage and (II) during an Amortization
Period, the Class C Fixed/Floating Allocation Percentage and (y) the amount of Principal Collections with respect to the preceding Monthly Period and (iii) an amount equal to the sum of (a) the Class A Required Amount for the preceding Monthly Period and (b) the Class B Required
Amount for the preceding Monthly Period (such amount being "Reallocated Class C Principal Collections") and on each Transfer Date the Servicer shall apply Principal
Collections in an amount equal to such amount from amounts available therefor in the Principal Account or made available by the Transferor pursuant to Section
4.05(c) of the Agreement first to the components of the Class A Required Amount and then to the components of the Class B Required Amount in the same priority as amounts are applied to such components from Available Series 2000-
1 Finance Charge Collections pursuant to subsection
4.09(a) of the Agreement.

         (a) On each Determination Date on which there is a positive Class A Required Amount or Class B Required
Amount, the Servicer will apply or cause the Trustee to apply an amount equal to the lesser of (i) the Class B
Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class B Floating Allocation Per centage and (II) during an Amortization Period, the Class
B Fixed/Floating Allocation Percentage and (y) the amount of Principal Collections with respect to the preceding
Monthly Period and (iii) an amount equal to the excess, if any, of the Class A Required Amount for the preceding
Monthly Period over the amount of Reallocated Class C
Principal Collections applied with respect thereto for such Monthly Period (such amount being "Reallocated Class
B Principal Collections") and on each Transfer Date the
Servicer shall apply Principal Collections equal to such amount from amounts available therefor in the Principal
Account or made available by the Transferor pursuant to
Section 4.05(c) of the Agreement to the remaining compo nents of the Class A Required Amount in the same priority as amounts are applied to such components from Available
Series 2000-1 Finance Charge Collections pursuant to subsection 4.09(a) of the Agreement.

         16.  Accumulation Period.   The
Accumulation Period is scheduled to commence on the Accumulation Date; provided, however, that if the Accumu lation Period Length (determined as described below) on any Determination Date on or after the October 2004
Determination Date is less than 12 months, upon written notice to the Trustee, the Transferor and each Rating
Agency, the Servicer, at its option, may elect to modify the date on which the Accumulation Period actually com mences to the first day of the month that is a number of months prior to the month in which the Class A Expected
Final Payment Date occurs at least equal to the Accumula tion Period Length (so that, as a result of such elec tion, the number of Monthly Periods in the Accumulation
Period will at least equal the Accumulation Period
Length); provided, however, that (i) the length of the Accumulation Period will not be less than one month;
(ii) such determination of the Accumulation Period Length shall be made on each Determination Date on and after the October 2004 Determination Date but prior to the com mencement of the Accumulation Period, and any election to shorten the Accumulation Period shall be subject to the subsequent lengthening of the Accumulation Period to the Accumulation Period Length determined on any subsequent
Determination Date, but the Accumulation Period shall in no event commence prior to the Accumulation Date, and
(iii) notwithstanding any other provision of the Series
2000-1 Supplement to the contrary, no election to post pone the commencement of the Accumulation Period shall be made after a Pay Out Event (as defined in the related
Supplement) shall have occurred and be continuing with respect to any other Series. The "Accumulation Period
Length," will mean a number of months such that the amount available for distribution of principal on the Class A Certificates on the Class A Expected Final Pay ment Date is expected to equal or exceed the Class A
Invested Amount, assuming for this purpose that (1) the payment rate with respect to Collections of Principal
Receivables remains constant at the lowest level of such payment rate during the twelve preceding Monthly Periods
(or such lower payment rate as the Servicer may select),
(2) the total amount of Principal Receivables in the Trust (and the principal amount on deposit in the Excess
Funding Account, if any) remains constant at the level on such date of determination, (3) no Pay Out Event with respect to any Series will subsequently occur and (4) no additional Series (other than any Series being issued on such date of determination) will be subsequently issued.
Any notice by the Servicer electing to modify the com mencement of the Accumulation Period pursuant to this
Section 4.16 shall specify (i) the Accumulation Period
Length, (ii) the commencement date of the Accumulation
Period and (iii) the Controlled Accumulation Amount with respect to each Monthly Period during the Accumulation
Period.

         SECTION 1.7.  Article V of the Agreement.
Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 2000-1
Certificates:

                       ARTICLE V.

         DISTRIBUTIONS AND REPORTS TO INVESTOR
                   CERTIFICATEHOLDERS

         SECTION  5.01.  Distributions.  (a) On each
Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee pursuant to subsection 3.04(c) of the Agreement) to each Class A Certificateholder of record on the preceding Record Date (other than as pro vided in subsection 2.04(d) or Section 12.03 of the Agreement respecting a final distribution) such Certificateholder's pro rata share (based on the aggre gate Undivided Interests represented by Class A Certifi cates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class A Certificateholders pursuant to Sections 4.11 and
4.12 of the Agreement by check mailed to each Class A
Certificateholder at such Certificateholder's address as it appears on the Certificate Register or, in the case of Class A Certificateholders holding Class A Certificates evidencing fractional Undivided Interests aggregating not less than 80% of the Invested Amount, by wire transfer, at the expense of such Class A Certificateholder, to an account or accounts designated by such Class A
Certificateholder by written notice given to the Paying
Agent not less than five days prior to the related Dis tribution Date; provided, however, that the final payment in retirement of the Class A Certificates will be made only upon presentation and surrender of the Class A
Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.03 of the Agreement.

         (b)  On each Distribution Date, the Paying
Agent shall distribute (in accordance with the Settlement
Statement delivered by the Servicer to the Trustee pursu ant to subsection 3.04(c) of the Agreement) to each Class
B Certificateholder of record on the preceding Record
Date (other than as provided in subsection 2.04(d) or Section 12.03 of the Agreement respecting a final distri bution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class B
Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class B Certificateholders pursuant to Sections 4.11 and 4.12 of the Agreement by check mailed to each Class B
Certificateholder at such Certificateholder's address as it appears on the Certificate Register or, in the case of Class B Certificateholders holding Class B Certificates evidencing Undivided Interest aggregating not less than 80% of the Invested Amount, by wire transfer, at the expense of such Class B Certificateholder, to an account or accounts designated by such Class B Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; pro vided, however, that the final payment in retirement of the Class B Certificate will be made only upon presenta tion and surrender of the Class B Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section
12.03 of the Agreement.

         SECTION  5.02.  Monthly Certificateholders'
Statement.  (a)  On each Distribution Date, the Paying
Agent shall forward to each Certificateholder, Moody's, and Standard & Poor's a statement substantially in the form of Exhibit C prepared by the Servicer and delivered to the Trustee and the Paying Agent on the preceding
Determination Date setting forth the following informa tion (which, in the case of (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate and, in the case of (ix) and (x), shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate):

         (i)   the total amount distributed;

         (ii) the amount of such distribution allocable to Certificate Principal;

         (iii) the amount of such distribution allocable to Certificate Interest;

         (iv)  the amount of Net Principal Collections
     received in the Collection Account during the re lated Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates and the Class C Certificates, respectively;

         (v)   the amount of Total Finance Charge Col
     lections processed during the related Monthly Period and allocated in respect of the Class A Certifi cates, the Class B Certificates and the Class C
     Certificates, respectively;

         (vi)  the aggregate amount of Principal Re
     ceivables, the Invested Amount, the Class A Invested
     Amount, the Class B Invested Amount, the Class C
     Invested Amount, the Floating Allocation Percentage and, during the Amortization Period, the Fixed/Floating Allocation Percentage with respect to Principal Receivables and, on and after the Pay Out
     Commencement Date, Finance Charge Receivables in the
     Trust as of the end of the day on the Record Date;

         (vii) the aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 days delinquent as of the end of the day on the Record
     Date;

         (viii)the Aggregate Investor Default Amount for the related Monthly Period;

         (ix)  the aggregate amount of Class A Investor
     Charge-Offs, Class B Investor Charge-Offs and Class
     C Investor Charge-Offs for the related Monthly
     Period;

         (x)   the aggregate amount of the Monthly
     Servicing Fee for the related Monthly Period;

         (xi)  the amount of Reallocated Class B Prin
     cipal Collections and Reallocated Class C Principal
     Collections as of the last day of the preceding
     Monthly Period; and

         (xii) the Accumulation Date and the Accumula tion Period Length.

         (b)  Annual Certificateholders' Tax Statement.
On or before January 31 of each calendar year, beginning with calendar year 2001, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 2000-1 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 2000-1 Certificateholders, as set forth in sub clauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2000-1 Certificateholder, together with such other customary information (consis tent with the treatment of the Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 2000-1 Certificateholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal
Revenue Code as from time to time in effect.

         SECTION 1.8.  Series 2000-1 Pay Out Events.  If
any one of the following events shall occur with respect to the Series 2000-1 Certificates:

         (a) failure on the part of the Transferor (i) to make any payment or deposit required to be made by the Transferor by the terms of the Agreement, on or before the date occurring five days after the date such payment or deposit is required to be made or (ii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement
(including, without limitation, the covenant of the Transferor contained in Section 11 of this Series Supple ment), which failure has a material adverse effect on the Series 2000-1 Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 2000-1 Certificates evidencing
Undivided Interests aggregating not less than 50% of the Invested Amount of this Series 2000-1, and continues to affect materially and adversely the interests of the Series 2000-1 Certificateholders for such period;

         (b)   any representation or warranty made by
the Transferor in the Agreement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to Section
2.01 or 2.06 of the Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any mate rial respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of the Series 2000-1 Certificates evidencing
Undivided Interests aggregating more than 50% of the Invested Amount of this Series 2000-1, and (ii) as a result of which the interests of the Series 2000-1
Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 2000-1 Pay
Out Event pursuant to this subsection 1.8(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

         (c)  the average of the Portfolio Yields for
any three consecutive Monthly Periods is reduced to a rate which is less than the average of the Base Rates for such period;

         (d) (i) the Adjusted Transferor Interest shall be less than the Minimum Transferor Interest or (ii) the Adjusted Principal Receivables Amount and the amount on deposit in the Excess Funding Account shall be less than the Minimum Aggregate Principal Receivables, in each case for 15 consecutive days; or

         (e)  any Servicer Default shall occur which
would have a material adverse effect on the Series 2000-1
Certificateholders;

then, in the case of any event described in subparagraph
(a), (b), or (e), after the applicable grace period set forth in such subparagraphs, either the Trustee or the Holders of Series 2000-1 Certificates evidencing Undi vided Interests aggregating more than 50% of the Invested
Amount of any class of this Series 2000-1 by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a pay out event (a "Series 2000-1 Pay Out
Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c) or (d), a Series 2000-1 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 2000-1 Certificateholders immediately upon the occurrence of such event.

         SECTION 1.9.  Series 2000-1 Termination.  The
right of the Series 2000-1 Certificateholders to receive payments from the Trust will terminate on the first
Business Day following the Series 2000-1 Termination
Date.

         SECTION 1.10.  Periodic Finance Charges and
Other Fees. The Transferor hereby agrees that, except as otherwise required by any Requirement of Law, or as is deemed by the Transferor to be necessary in order for the Transferor to maintain its credit card business, based upon a good faith assessment by the Transferor, in its sole discretion, of the nature of the competition in the credit card business, it shall not at any time reduce the Periodic Finance Charges assessed on any Receivable or other fees on any Account if, as a result of such reduc tion, the Transferor's reasonable expectation of the Portfolio Yield as of such date would be less than the Base Rate.

         SECTION 1.11.  Ratification of Agreement.  As
supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instru ment.

         SECTION 1.12.  Counterparts.  This Series Sup
plement may be executed in any number of counterparts, each of which so executed shall be deemed to be an origi nal, but all of such counterparts shall together consti tute but one and the same instrument.

         SECTION 1.13.  GOVERNING LAW.  THIS SERIES
SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS
OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CON
FLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND
REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN
ACCORDANCE WITH SUCH LAWS.

         SECTION 1.14.  The Trustee.  The Trustee shall
not be responsible in any manner whatsoever for or in respect of the sufficiency of this Series Supplement or for or in respect of the Preliminary Statement contained herein, all of which recitals are made solely by the Transferor.

         SECTION 1.15.  Instructions in Writing.  All
instructions given by the Servicer to the Trustee pursu ant to this Series Supplement shall be in writing, and may be included in a Daily Report or Settlement State ment.

         SECTION 1.16.  Additional Notices

         (a)   FDS does not currently offer rebates to
Obligors on existing Receivables balances and does not currently plan to offer such rebates. Prior to imple menting any such rebate plan FDS will provide written notice of such plan to Standard & Poor's.

         (b) The Servicer shall provide a copy to each Rating Agency of the reports described in subsection
3.04(c) of the Agreement and Section 3.05 of the Agree ment; and the notices described in Section 1.8 of this Series Supplement and Section 10.03 of the Agreement. In addition, the Servicer shall provide written notice to each Rating Agency of any waiver of a past default pursu ant to Section 10.04 of the Agreement. The Trustee shall provide a copy to each Rating Agency of any notice given to investor certificateholders pursuant to subsection
11.08(c).

         (c)   On each Foreign Receivables Determination
Date, beginning with January 12, 2001, the Servicer shall prepare and deliver to each Rating Agency a report, as of the close of business on the last day of the preceding
Monthly Period, containing the following information:

                (i)   the aggregate amount of Principal
                      Receivables in Accounts the
                      Obligor for  which has a billing
                      address that is not located in the
                      United States or its territories
                      or possessions, or is not a United
                      States military address;

                (ii)  the aggregate amount of Principal
                      Receivables in Accounts the
                      Obligor for which has a billing
                      address that is not located in the
                      United States or its territories
                      or possessions or is not a United
                      States military address or is not
                      located in Canada;

                (iii) the aggregate amount of Principal
                      Receivables in Accounts the
                      Obligor for which has a billing
                      address in Canada;

                (iv)  the Foreign Receivables Excess
                      Percentage; and

                (v)   the Adjusted Principal Receivables
                      Amount.
         IN WITNESS WHEREOF, the Transferor, the
Servicer and the Trustee have caused this Series 2000-1
Supplement to be duly executed by their respective offi cers as of the day and year first above written.


                      PRIME RECEIVABLES CORPORATION
                        Transferor


                      By: /s/ Susan P. Storer
                         Name: Susan P. Storer
                         Title:  President



                      FDS BANK
                        Servicer


                      By: /s/ Susan R. Robinson
                         Name: Susan R. Robinson
                         Title: Treasurer



                      THE CHASE MANHATTAN BANK
                        Trustee


                      By: /s/ Jennifer Richardson
                         Name: Jennifer Richardson
                         Title: Trustee










                                             Exhibit  A-1

         [FORM OF CLASS A INVESTOR CERTIFICATE]


         UNLESS THIS CERTIFICATE IS PRESENTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COM
PANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR
PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO OR IN SUCH OTHER NAME AS IS REQUESTED
BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS
REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY
TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHER
WISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE
REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
HEREIN.



                                     CUSIP NO.  74155QAJ9

             PRIME CREDIT CARD MASTER TRUST
6.70% CLASS A ASSET BACKED CERTIFICATE, SERIES 2000-1

Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving credit card accounts generated or to be generated by FDS Bank ("FDS" or the "Servicer") and certain other subsidiaries of Federated Department
Stores, Inc. ("Federated") and certain other assets and interests contemplated by the Pooling and Servicing
Agreement described below.

         (Not an interest in or a recourse obligation of Prime Receivables Corporation, FDS Bank, Federated De partment Stores, Inc., or any affiliate of any of them.)

         This certifies that CEDE & Co. (the
"Certificateholder") is the registered owner of a frac tional undivided interest in the Prime Credit Card Master
Trust (the "Trust") issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of December 15, 1992 (the "Agreement"; such term to include any amendment or Supplement thereto) by and between Prime
Receivables Corporation, as Transferor (the "Trans feror"), FDS, as Servicer, and The Chase Manhattan Bank, as Trustee (the "Trustee"), and the Series 2000-1 Supple ment, dated as of December 7, 2000 (the "Supplement"), among the Transferor, FDS as Servicer, and the Trustee.
The corpus of the Trust consists of all of the Trans feror's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, bene fits, obligations, proceeds, and duties evidenced hereby and the rights, duties, and obligations of the Trustee.
A copy of the Agreement may be requested from the Trustee by writing to the Trustee at The Chase Manhattan Bank, 450 West 33rd St., 14th Floor, New York, New York 10001,
Attention: Structured Finance Administration -- ABS. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agree ment. This certificate is one of a series of Certifi cates entitled "Prime Credit Card Master Trust 6.70%
Class A Asset Backed Certificates, Series 2000-1" (the
"Class A Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and condi tions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

         The Transferor has structured the Agreement, the Class A Certificates, the Prime Credit Card Master
Trust 7.00% Class B Asset Backed Certificates, Series
2000-1 (the "Class B Certificates") and the Prime Credit
Card Master Trust 0% Class C Asset Backed Certificates,
Series 2000-1 (the "Class C Certificates," and collec tively with the Class A Certificates and the Class B
Certificates, the "Investor Certificates") with the intention that the Investor Certificates will qualify under applicable tax law as indebtedness of the Trans feror, and both the Transferor and each holder of a Class
A Certificate (a "Class A Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class A Certifi cates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

         No principal will be payable to the Class A
Certificateholders until the Class A Expected Final
Payment Date except upon the occurrence of a Pay Out
Event, as described in the Agreement, or on the first
Special Payment Date. No principal will be payable to the Class B Certificateholders or Class C
Certificateholders until all principal payments have been made to the Class A Certificateholders. For each Busi ness Day during the period beginning on the Closing Date and ending on the day prior to the day on which the Accumulation Period or the Early Amortization Period commences (the "Revolving Period"), all Collections of
Principal Receivable allocable to the Investor Interest will be treated as Shared Principal Collections.

         Interest will accrue on the unpaid principal amount of the Class A Certificates at a per annum rate equal to 6.70% per annum (the "Class A Certificate Rate") and, except as otherwise provided in the Agreement, will be distributed to Certificateholders on the 15th day of each month (or, if such day is not a Business Day, on the next succeeding Business Day) (each a "Distribution
Date"), commencing January 16, 2001.

         Interest for any Distribution Date will include accrued interest at the Class A Certificate Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Closing Date, to but excluding such Distribution Date.
Interest for any Distribution Date or Special Payment
Date due but not paid on any Distribution Date or Special
Payment Date will be due on the next succeeding Distribu tion Date or Special Payment Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class A Certificate Rate plus 2% per annum. Interest will be calculated on the basis of a 360-day year comprised of twelve 30-day months.

         "Class A Invested Amount" for any day means an amount (not less than zero) equal to (a) the initial principal balance of the Class A Certificates minus (b) the aggregate amount of principal payments made to Class
A Certificateholders prior to such date, and minus (c) the excess, if any, of the aggregate amount of Class A
Investor Charge-Offs for all Business Days preceding such date over the aggregate amount of any reimbursements of Class A Investor Charge-Offs for all Business Days pre ceding such date.

         Subject to the Agreement, payments of principal on the Class A Certificates are limited to the unpaid
Class A Invested Amount, which may be less than the unpaid balance of the Class A Certificates pursuant to the terms of the Agreement. All principal of and inter est on the Class A Certificates is due and payable no later than the October 2009 Distribution Date (or if such day is not a Business Day, the next succeeding Business
Day) (the "Scheduled Series 2000-1 Termination Date").
After the Scheduled Series 2000-1 Termination Date nei ther the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class A Certificates. In the event that the Class A
Invested Amount is greater than zero on the Scheduled
Series 2000-1 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receiv ables up to 110% of the Class A Invested Amount, the Class B Invested Amount, and the Class C Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor
Certificates), and shall pay the proceeds to the Class A
Certificateholders in final payment of the Class A Cer tificates, then to the Class B Certificateholders in final payment of the Class B Certificates, and finally to the Class C Certificateholders in final payment of the Class C Certificates.


         IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.

                         PRIME RECEIVABLES CORPORATION



                         By:
                            Name:
                            Title:



             CERTIFICATE OF AUTHENTICATION


         This is one of the Class A Certificates re ferred to in the within-mentioned Pooling and Servicing
Agreement.


                         THE CHASE MANHATTAN BANK,
                           as Trustee



                         By:
                            Authorized Signatory


Dated:
                                             Exhibit  A-2

          FORM OF CLASS B INVESTOR CERTIFICATE


         UNLESS THIS CERTIFICATE IS PRESENTED BY AN
     AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
     COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE
     ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,
     EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS
     REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH
     OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRE
     SENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
     CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
     AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER,
     PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
     OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGIS
     TERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
     HEREIN.

         EACH PURCHASER REPRESENTS AND WARRANTS FOR
     THE BENEFIT OF PRIME RECEIVABLES CORPORATION AND THE
     TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE
     BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE
     EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
     AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS
     OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SEC
     TION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF
     1986, AS AMENDED (THE "CODE") THAT IS SUBJECT TO
     SECTION 4975 OF THE CODE, (III) A GOVERNMENTAL PLAN,
     AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY
     FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL
     EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF
     ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY
     WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS
     DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE
     UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE
     ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY
     SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PUR
     POSES OF CLAUSE (IV) AND THIS CLAUSE (V), AS APPLI
     CABLE, AN INSURANCE COMPANY GENERAL ACCOUNT, BUT
     EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT
     COMPANY ACT OF 1940, AS AMENDED).

         NO RESALE OR TRANSFER OF THIS CERTIFICATE MAY
     BE MADE UNLESS THE TRUSTEE HAS RECEIVED THE OPINION
     OF COUNSEL DESCRIBED IN SECTION 1.3(d) OF THE AGREE
     MENT DESCRIBED BELOW.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE
     REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
     AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURI
     TIES LAW.  THE INVESTOR CERTIFICATEHOLDER HEREOF, BY
     PURCHASING THIS CERTIFICATE, AGREES THAT THIS CER
     TIFICATE, OR ANY INTEREST OR PARTICIPATION HEREIN,
     MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE
     TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES
     ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE
     TRANSFEROR, (2) PURSUANT TO RULE 144A UNDER THE
     SECURITIES ACT TO A PERSON THAT THE INVESTOR
     CERTIFICATEHOLDER REASONABLY BELIEVES IS A QUALIFIED
     INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A
     UNDER THE SECURITIES ACT (A "QIB") PURCHASING FOR
     ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT
     OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH
     CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER
     TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A
     UNDER THE SECURITIES ACT, OR (3) IN AN OFFSHORE
     TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904
     OF REGULATION S UNDER THE SECURITIES ACT.  EACH
     INVESTOR  CERTIFICATEHOLDER BY ACCEPTING A BENEFI
     CIAL INTEREST IN THIS CERTIFICATE, UNLESS SUCH
     PERSON ACQUIRED THIS CERTIFICATE IN A TRANSFER
     DESCRIBED IN CLAUSE (3) ABOVE, IS DEEMED TO REPRE
     SENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN
     ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF
     ANOTHER QIB.

         PRIOR TO PURCHASING ANY CLASS B CERTIFICATES,
     CERTIFICATEHOLDERS SHOULD CONSULT COUNSEL WITH
     RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMP
     TIONS FROM THE RESTRICTION ON RESALE OR TRANSFER.
     THE TRANSFEROR HAS NOT AGREED TO REGISTER THE CLASS
     B CERTIFICATES UNDER THE SECURITIES ACT, TO QUALIFY
     THE CLASS B CERTIFICATES UNDER THE SECURITIES LAWS
     OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO
     ANY INVESTOR CERTIFICATEHOLDER.

No.                                             $

                               CUSIP  NO.  ______________

             PRIME CREDIT CARD MASTER TRUST
        7.00% CLASS B ASSET BACKED CERTIFICATE,
                     SERIES 2000-1

         Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving credit card accounts generated or to be generated by FDS Bank ("FDS" or the "Servicer") and certain other subsidiaries of Federated
Department Stores, Inc. ("Federated") and certain other assets and interests contemplated by the Pooling and Servicing Agreement described below.

         (Not an interest in or a recourse obligation of Prime Receivables Corporation, FDS Bank, Federated De partment Stores, Inc., or any affiliate of any of them.)

         This certifies that CEDE & Co. (the
"Certificateholder") is the registered owner of a frac tional undivided interest in the Prime Credit Card Master
Trust (the "Trust") issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of December 15, 1992 (the "Agreement"; such term to include any amendment or Supplement thereto) by and between Prime
Receivables Corporation, as Transferor (the "Trans feror"), FDS, as Servicer, and The Chase Manhattan Bank, as Trustee (the "Trustee"), and the Series 2000-1 Supple ment, dated as of December 7, 2000 (the "Supplement"), among the Transferor, FDS, as Servicer, and the Trustee.
The corpus of the Trust consists of all of the Trans feror's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, bene fits, obligations, proceeds, and duties evidenced hereby and the rights, duties, and obligations of the Trustee.
A copy of the Agreement may be requested from the Trustee by writing to the Trustee at The Chase Manhattan Bank, 450 West 33rd Street, 14th Floor, New York, New York
10001, Attention: Structured Finance Administration --
ABS. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "Prime Credit Card Master Trust
7.00% Class B Asset Backed Certificates, Series 2000-1"
(the "Class B Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions, and condi tions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

         The Transferor has structured the Agreement, the Class B Certificates, the Prime Credit Card Master
Trust 6.70% Class A Asset Backed Certificates, Series
2000-1 (the "Class A Certificates") and the Prime Credit
Card Master Trust 0% Class C Asset Backed Certificates,
Series 2000-1 (the "Class C Certificates," and collec tively with the Class A Certificates and the Class B
Certificates, the "Investor Certificates") with the intention that the Investor Certificates will qualify under applicable tax law as indebtedness of the Trans feror, and both the Transferor and each holder of a Class
B Certificate (a "Class B Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class B Certifi cates for purposes of federal, state, and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

         No principal will be payable to the Class B
Certificateholders until the Class B Payment Commencement
Date, which is the Distribution Date either on or follow ing the Distribution Date on which the Class A Invested
Amount had been paid in full. No principal payments will be made to the Class C Certificateholder until the Dis tribution Date either on or following the Distribution
Date on which the Class B Invested Amount has been paid in full.

         Interest will accrue on the unpaid principal amount of the Class B Certificates at a per annum rate equal to 7.00% per annum (the "Class B Certificate Rate") and, except as otherwise provided in the Agreement, will be distributed to Certificateholders on the 15th day of each month (or, if such day is not a Business Day, on the next succeeding Business Day) (each a "Distribution
Date"), commencing January 16, 2001.

         Interest for any Distribution Date will include accrued interest at the Class B Certificate Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Closing Date, to but excluding such Distribution Date.
Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding
Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class B Certificate Rate plus 2% per annum. Interest will be calculated on the basis of a 360-day year com prised of twelve 30-day months.

         "Class B Invested Amount" for any date means an amount (not less than zero) equal to (a) the initial principal balance of the Class B Certificates, minus (b) the aggregate amount of principal payments made to Class
B Certificateholders prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Business Days, including the amount by which the Class B Invested Amount has been reduced to fund the Investor Default Amount on all prior Business Days, minus
(d) the aggregate amount of Reallocated Class B Principal
Collections for which the Class C Invested Amount has not been reduced for all prior Distribution Dates, and plus
(e) the aggregate amount of Available Series 2000-1
Finance Charge Collections, Transferor Finance Charge
Collections, Excess Finance Charge Collections, and
Transferor Subordination Amount applied on all prior
Business Days for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

         Subject to the Agreement, payments of principal on the Class B Certificates are limited to the unpaid
Class B Invested Amount, which may be less than the unpaid balance of the Class B Certificates pursuant to the terms of the Agreement. All principal of and inter est on the Class B Certificates is due and payable no later than the October 2009 Distribution Date (or if such day is not a Business Day, the next succeeding Business
Day) (the "Scheduled Series 2000-1 Termination Date").
After the Scheduled Series 2000-1 Termination Date nei ther the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class B Certificates. In the event that the Class B
Invested Amount is greater than zero on the Scheduled
Series 2000-1 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receiv ables up to 110% of the Class A Invested Amount, the Class B Invested Amount, and the Class C Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor
Certificates), and shall pay the proceeds to the Class A
Certificateholders in final payment of the Class A Cer tificates, then to the Class B Certificateholders in final payment of the Class B Certificates, and finally to the Class C Certificateholders in final payment of the Class C Certificates.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

         IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.

                         PRIME RECEIVABLES CORPORATION



                         By:
                            Name:
                            Title:



             CERTIFICATE OF AUTHENTICATION


         This is one of the Class B Certificates re ferred to in the within-mentioned Pooling and Servicing
Agreement.


                         THE CHASE MANHATTAN BANK,
                           as Trustee



                         By:
                            Authorized Signatory


Dated:
                                              Exhibit A-3


         [FORM OF CLASS C INVESTOR CERTIFICATE]


         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES
ACT"), IN RELIANCE UPON EXEMPTIONS PROVIDED BY THE SECU
RITIES ACT.  NO RESALE OR OTHER TRANSFER OF THIS CERTIFI
CATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE
REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) IN A
TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF
THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR
"BLUE SKY" LAWS, (C) TO THE TRANSFEROR, (D) TO A PERSON
WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTI
TUTIONAL BUYER WITHIN THE MEANING THEREOF IN RULE 144A
UNDER THE SECURITIES ACT AND THAT IS AWARE THAT THE
RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON
RULE 144A, OR (E) PURSUANT TO REGULATION S UNDER THE
SECURITIES ACT.  NEITHER THE TRANSFEROR NOR THE TRUSTEE
IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE
SECURITIES ACT OR ANY OTHER SECURITIES OR "BLUE SKY" LAW.

         NO RESALE OR TRANSFER OF THIS CERTIFICATE MAY
BE MADE EXCEPT WITH THE EXPRESS CONSENT OF PRIME RECEIV
ABLES CORPORATION.


No. ___                                        $_________



             PRIME CREDIT CARD MASTER TRUST
   0% CLASS C ASSET BACKED CERTIFICATE, SERIES 2000-1

         Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of consumer revolving credit card accounts generated or to be generated by FDS Bank ("FDS" or the "Servicer") and certain other subsidiaries of Federated
Department Stores, Inc. ("Federated") and certain other assets and interests contemplated by the Pooling and Servicing Agreement described below.

         (Not an interest in or a recourse obligation of Prime Receivables Corporation, FDS Bank, Federated De partment Stores, Inc., or any affiliate of any of them.)

         This certifies that Prime Receivables Corpora tion (the "Certificateholder") is the registered owner of a fractional undivided interest in the Prime Credit Card
Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of December 15, 1992
(the "Agreement"; such term to include any amendment or Supplement thereto) by and between Prime Receivables
Corporation, as Transferor (the "Transferor"), FDS, as
Servicer, and The Chase Manhattan Bank, as Trustee (the
"Trustee"), and the Series 2000-1 Supplement, dated as of December 7, 2000 (the "Supplement"), among the Trans feror, FDS as Servicer, and the Trustee. The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property
(as defined in the Agreement).

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, bene fits, obligations, proceeds, and duties evidenced hereby and the rights, duties, and obligations of the Trustee.
A copy of the Agreement may be requested from the Trustee by writing to the Trustee at The Chase Manhattan Bank, 450 West 33rd Street, 14th Floor, New York, New York
10001, Attention: Structured Finance Administration --
ABS. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "Prime Credit Card Master Trust 0%
Class C Asset Backed Certificates, Series 2000-1" (the
"Class C Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and condi tions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

         The Transferor has structured the Agreement, the Class C Certificates, the Prime Credit Card Master
Trust 6.70% Class A Asset Backed Certificates, Series
2000-1 (the "Class A Certificates") and the Prime Credit
Card Master Trust 7.00% Class B Asset Backed Certifi cates, Series 2000-1 (the "Class B Certificates," and collectively with the Class A Certificates and the Class
C Certificates, the "Investor Certificates") with the intention that the Investor Certificates will qualify under applicable tax law as indebtedness of the Trans feror, and both the Transferor and each holder of a Class
C Certificate (a "Class C Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class C Certifi cates for purposes of federal, state, and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.
         No principal will be payable to the Class C
Certificateholders until the Class C Payment Commencement
Date, which is the Distribution Date either on or follow ing the Distribution Date on which the Class B Invested
Amount had been paid in full. No principal will be payable to the Class C Certificateholders until all principal payments have first been made to the Class A
Certificateholders and then on and after the Class B
Payment Commencement Date, after all principal payments have been made to the Class B Certificateholders. For each Business Day during the period beginning on the Closing Date and ending on the day prior to the day on which the Accumulation Period or the Early Amortization
Period commences (the "Revolving Period"), all Collec tions of Principal Receivables allocable to the Investor
Interest will be treated as Shared Principal Collections.

         Interest will accrue on the unpaid principal amount of the Class C Certificates at a per annum rate equal to 0% per annum (the "Class C Certificate Rate") and, except as otherwise provided in the Agreement, will be distributed to Certificateholders on the 15th day of each month (or, if such day is not a Business Day, on the next succeeding Business Day) (each a "Distribution
Date"), commencing January 16, 2000.

         Interest for any Distribution Date will include accrued interest at the Class C Certificate Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Closing Date, to but excluding such Distribution Date.
Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding
Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class C Certificate Rate. Interest will be calcu lated on the basis of a 360-day year comprised of twelve
30-day months.

         "Class C Invested Amount" means an amount (not less than zero) equal to (a) the initial principal bal ance of the Class C Certificates, minus (b) the aggregate amount of principal payments made to Class C
Certificateholders prior to such date, minus (c) the aggregate amount of Class C Investor Charge-Offs for all prior Business Days, equal to the amount by which the Class C Invested Amount has been reduced to fund the Investor Default Amount on all prior Business Days, minus
(d) the aggregate amount of Reallocated Principal Collec tions for all prior Distribution Dates, and plus (e) the aggregate amount of Available Series 2000-1 Finance
Charge Collections, Transferor Finance Charge Collec tions, and Excess Finance Charge Collections applied on all prior Business Days for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

         Subject to the Agreement, payments of principal on the Class C Certificates are limited to the unpaid
Class C Invested Amount, which may be less than the unpaid balance of the Class C Certificates pursuant to the terms of the Agreement. All principal of and inter est on the Class C Certificates is due and payable no later than the October 2009 Distribution Date (or if such day is not a Business Day, the next succeeding Business
Day) (the "Scheduled Series 2000-1 Termination Date").
After the Scheduled Series 2000-1 Termination Date nei ther the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class C Certificates. In the event that the Class C
Invested Amount is greater than zero on the Scheduled
Series 2000-1 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receiv ables up to 110% of the Class A Invested Amount, the Class B Invested Amount, and the Class C Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor
Certificates), and shall pay the proceeds to the Class A
Certificateholders in final payment of the Class A Cer tificates, then to the Class B Certificateholders in final payment of the Class B Certificates, and finally to the Class C Certificateholders in final payment of the Class C Certificates.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

         IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.


                      PRIME RECEIVABLES CORPORATION


                      By:_________________________
                         Name:
                         Title:



             CERTIFICATE OF AUTHENTICATION


         This is one of the Class C Certificates re ferred to in the within-mentioned Pooling and Servicing
Agreement.


                      THE CHASE MANHATTAN BANK,
                        as Trustee


                      By:______________________
                         Authorized Signatory


Dated:
                                                EXHIBIT C

      FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT


Prime Credit Card Master Trust

Series 2000-1 Monthly Certificateholders' Statement

Distribution Date:

Monthly Period:


(i)  Total Amount Distributed per $1,000
         A
         B

(ii) Principal Distributed per $1,000
         A
         B

(iii)    Interest Distributed per $1,000
         A
         B

(iv) Net Principal Collections Allocated
         Applied:
         A
         B
         C

(v)  Total Finance Charge Collections Allocated
         Applied:
         A
         B
         C

(vi) Other Information

     Principal Receivables

     Invested Amount
         A
         B

     Floating Allocation Percentage
         A
         B

     Fixed/Floating Allocation Percentage
         A
         B

(vii)    Delinquency

         Current
         30 days
         60 day
         90 days
         120 days
         150 days
         180 days+
            Total

(viii)   Aggregate Investor Default Amount
(ix) Investor Charge-Offs                    Per $1,000
Aggregate
         A
         B
         C

(x)  Monthly Servicing Fee                   Per $1,000
     Aggregate

(xi)     Reallocated Principal Collections
         B
         C

(xii)    Accumulation Date

     Accumulation Period Length